EXHIBIT 4.2

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              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                   (Depositor)

                                       and

                             COLUMN FINANCIAL, INC.
                                    (Seller)

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                        MORTGAGE LOAN PURCHASE AGREEMENT

                            Dated as of March 1, 2002

                                   ----------

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                                TABLE OF CONTENTS

Section 1.    Transactions on or Prior to the Closing Date..................
Section 2.    Closing Date Actions..........................................
Section 3.    Conveyance of Mortgage Loans..................................
Section 4.    Depositor's Conditions to Closing.............................
Section 5.    Seller's Conditions to Closing................................
Section 6.    Representations and Warranties of Seller......................
Section 7.    Obligations of Seller.........................................
Section 8.    Crossed Loans.................................................
Section 9.    Rating Agency Fees; Costs and Expenses Associated with a
               Defeasance...................................................
Section 10.   Representations and Warranties of Depositor...................
Section 11.   Survival of Certain Representations, Warranties and
               Covenants....................................................
Section 12.   [Reserved]....................................................
Section 13.   Expenses; Recording Costs.....................................
Section 14.   Notices.......................................................
Section 15.   Examination of Mortgage Files.................................
Section 16.   Successors....................................................
Section 17.   Governing Law.................................................
Section 18.   Severability..................................................
Section 19.   Further Assurances............................................
Section 20.   Counterparts..................................................
Section 21.   Treatment as Security Agreement...............................
Section 22.   Recordation of Agreement......................................

Schedule I    Schedule of Transaction Terms
Schedule II   Mortgage Loan Schedule for Column Loans
Schedule III  Mortgage Loans Constituting Mortgage Groups
Schedule IV   Mortgage Loans with Lost Mortgage Notes
Schedule V    Exceptions with Respect to Seller's Representations and Warranties

Exhibit A     Representations and Warranties of Seller Regarding the Mortgage
               Loans
Exhibit B     Form of Lost Mortgage Note Affidavit
Exhibit C     Form of Assignment of Mortgage(s) and Assignment of Assignment
               of Lessor's Interests in Leases, Rents and Profits


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                        MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of March 1, 2002, is made by and between COLUMN FINANCIAL, INC., a Delaware corporation ("Seller"), and CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., a Delaware corporation (the "Depositor").

                                    RECITALS

            I. Capitalized terms used herein without definition have the meanings ascribed to them in the Schedule of Transaction Terms attached hereto as Schedule I, which is incorporated herein by this reference, or, if not defined therein, in the Pooling and Servicing Agreement.

            II. On the Closing Date, and on the terms set forth herein, Seller has agreed to sell to Depositor and Depositor has agreed to purchase from Seller the Mortgage Loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Schedule II. Depositor intends to deposit the Mortgage Loans and other assets into the Trust Fund created pursuant to the Pooling and Servicing Agreement and to cause the issuance of the Certificates.

                                    AGREEMENT

            NOW, THEREFORE, on the terms and conditions set forth below and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Depositor and Seller agree as follows:

            Section 1. Transactions on or Prior to the Closing Date. On or prior to the Closing Date, Seller shall have delivered the Mortgage Files with respect to each of the Mortgage Loans listed in Schedule II to Wells Fargo Bank Minnesota, N.A. as trustee (the "Trustee"), against receipt by Seller of a trust receipt, pursuant to an arrangement between Seller and the Trustee; provided, however, that item (p) in the definition of Mortgage File (below) shall be delivered to the Master Servicer for inclusion in the Servicer File (defined below) with a copy delivered to the Trustee for inclusion in the Mortgage File.

            Section 2. Closing Date Actions. The sale of the Mortgage Loans shall take place on the Closing Date, subject to and simultaneously with the deposit of the Mortgage Loans into the Trust Fund, the issuance of the Certificates and the sale of (a) the Offered Certificates by Depositor to the Underwriters pursuant to the Underwriting Agreement and (b) the Private Certificates by Depositor to the Initial Purchaser pursuant to the Certificate Purchase Agreement. The closing (the "Closing") shall take place at the offices of Cadwalader, Wickersham & Taft, 100 Maiden Lane, New York, New York 10038, or such other location as agreed upon between the parties hereto. On the Closing Date, the following actions shall take place in sequential order on the terms set forth herein:

            (i) Seller shall sell to Depositor, and Depositor shall purchase from Seller, the Mortgage Loans pursuant to this Agreement for the Mortgage Loan Purchase Price payable in accordance with instructions previously provided to Depositor by Seller. The Mortgage Loan Purchase Price (as defined herein) shall be paid by Depositor to Seller or at its direction by wire transfer in immediately available funds to an account designated by Seller on or prior to the Closing Date. The "Mortgage Loan Purchase Price" paid by Depositor shall be equal to $502,680,289. In addition, for no consideration other than the Mortgage Loan Purchase Price, the Seller shall acquire, or cause a nominee to acquire, Seller's proportionate share of the residual Certificates under the Pooling and Servicing Agreement.

            (ii) Pursuant to the terms of the Pooling and Servicing Agreement, Depositor shall sell all of its right, title and interest in and to the Mortgage Loans to the Trustee for the benefit of the Holders of the Certificates.

            (iii) Depositor shall sell to the Underwriters, and the Underwriters shall purchase from Depositor, the Offered Certificates pursuant to the Underwriting Agreement, and Depositor shall sell to the Initial Purchaser, and the Initial Purchaser shall purchase from Depositor, the Private Certificates pursuant to the Certificate Purchase Agreement.

            (iv) The Underwriters will offer the Offered Certificates for sale to the public pursuant to the Prospectus and the Prospectus Supplement and the Initial Purchaser will privately place certain classes of the Certificates pursuant to the Offering Circular.

            Section 3. Conveyance of Mortgage Loans. On the Closing Date, Seller shall sell, convey, assign and transfer, without recourse except as provided herein, to Depositor, free and clear of any liens, claims or other encumbrances, all of Seller's right, title and interest in, to and under: (i) each of the Mortgage Loans identified on the Mortgage Loan Schedule; and (ii) all property of Seller described in Section 21(b) this Agreement, including, without limitation, (A) all scheduled payments of interest and principal due on or with respect to the Mortgage Loans after the Cut-off Date and (B) all other payments of interest, principal or prepayment premiums received on or with respect to the Mortgage Loans after the Cut-off Date, other than any such payments of interest or principal or prepayment premiums that were due on or prior to the Cut-off Date. Each Mortgage File shall contain the following documents:

            (a) the original Note, or with respect to those Mortgage Loans listed in Schedule IV hereto, a "lost note affidavit" substantially in the form of Exhibit B hereto and a true and complete copy of the Note, bearing, or accompanied by, all prior and intervening endorsements or assignments showing a complete chain of endorsement or assignment from the Mortgage Loan Originator either in blank or to the Seller, and further endorsed (at the direction of the Depositor given pursuant to the Mortgage Loan Purchase Agreement) by the Seller, on its face or by allonge attached thereto, without recourse, to the order of the Trustee in the following form: "Pay to the order of Wells Fargo Bank Minnesota, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CKP1, without recourse, representation or warranty, express or implied;"

            (b) a duplicate original Mortgage or a counterpart thereof or, if such Mortgage has been returned by the related recording office, (A) an original, (B) a certified copy or (C) a copy thereof from the applicable recording office and originals or counterparts (or originals or copies of certified copies from the applicable recording office) of any intervening assignments thereof from the Mortgage Loan Originator to the Seller, in each case in the form submitted for recording or, if recorded, with evidence of recording indicated thereon;

            (c) an original Assignment of Mortgage substantially in the form of Exhibit C hereto (or an alternative form approved by the Depositor) in recordable form, either in blank or from the Seller (or the Mortgage Loan Originator) to "Wells Fargo Bank Minnesota, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CKP1;"

            (d) an original, counterpart or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage) and the originals, counterparts or copies of any intervening assignments thereof from the Mortgage Loan Originator of the Loan to the Seller, in each case in the form submitted for recording or, if recorded, with evidence of recording thereon;

            (e) an original assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage), substantially in the form of Exhibit C hereto (or an alternative form approved by the Depositor) in recordable form, either in blank or from the Seller (or the Mortgage Loan Originator) to "Wells Fargo Bank Minnesota, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CKP1;"

            (f) an original or true and complete copy of any related Security Agreement (if such item is a document separate from the Mortgage) and the originals or copies of any intervening assignments thereof from the Mortgage Loan Originator to the Seller;

            (g) an original assignment of any related Security Agreement (if such item is a document separate from the Mortgage), either in blank or from the Seller (or the Mortgage Loan Originator) to "Wells Fargo Bank Minnesota, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CKP1," which assignment may be included as part of an omnibus assignment covering other documents relating to the Mortgage Loan provided that such omnibus assignment is effective under applicable law;

            (h) originals or copies of all (A) assumption agreements, (B) modifications, (C) written assurance agreements and (D) substitution agreements, together with any evidence of recording thereon or in the form submitted for recording, in those instances where the terms or provisions of the Mortgage, Note or any related security document have been modified or the Mortgage Loan has been assumed;

            (i) the original lender's title insurance policy or a copy thereof (together with all endorsements or riders that were issued with or subsequent to the issuance of such policy), or if the policy has not yet been issued, a binding written commitment (which may be a pro forma or specimen title insurance policy which has been accepted or approved in writing by the related title insurance company) or interim binder that is marked as binding and countersigned by the title company, insuring the priority of the Mortgage as a first lien on the related Mortgaged Property, relating to such Mortgage Loan;

            (j) the original or a counterpart of any guaranty of the obligations of the Borrower under the Mortgage Loan;

            (k) certified or other copies of all UCC Financing Statements and continuation statements which show the filing or recording thereof or copies thereof in the form submitted for filing or recording sufficient to perfect (and maintain the perfection of) the security interest held by the Mortgage Loan Originator (and each assignee prior to the Trustee) in and to the personalty of the Borrower at the Mortgaged Property, and original UCC assignments in a form suitable for filing or recording, sufficient to transfer such security interest to the Trustee;

            (l) the original or copy of the power of attorney (with evidence of recording thereon) granted by the Borrower if the Mortgage, Note or other document or instrument referred to above was not signed by the Borrower;

            (m) with respect to any debt of a Borrower permitted under the related Mortgage Loan, an original or copy of a subordination agreement, standstill agreement or other intercreditor agreement relating to such other debt, if any, including any mezzanine loan documents or preferred equity documents;

            (n) if any related Lock-Box Agreement or Cash Collateral Agreement is separate from the Mortgage or Loan Agreement, a copy thereof; with respect to the Cash Collateral Accounts and Lock-Box Accounts, if any, a copy of the UCC-1 financing statements, if any, submitted for filing with respect to the Seller's security interest in the Cash Collateral Accounts and Lock-Box Accounts and all funds contained therein (and UCC-2 or UCC-3 financing statement assignments assigning such security interest to the Trustee on behalf of the Certificateholders);

            (o) an original or counterpart of the Loan Agreement (if separate from the Mortgage);

            (p) the originals of letters of credit, if any, relating to the Mortgage Loans, and amendments thereto which entitles the Trust to draw thereon;

            (q) the original environmental indemnity agreement, if any, related to the Mortgage Loan;

            (r) any related environmental insurance policies and any environmental guaranty or indemnity agreements or copies thereof;

            (s) the original ground lease, if any, and any amendments, modifications or extensions thereto, and any ground lease estoppel, or a certified copy thereof; and

            (t) any additional documents required to be added to the Mortgage File pursuant to the Pooling and Servicing Agreement.

            Notwithstanding the foregoing, in the event that, in connection with any Mortgage Loan listed on Schedule II hereto, the Seller cannot deliver, or cause to be delivered, an original, counterpart or certified copy of any of the documents required to be delivered pursuant to clauses (b), (d), (h), (k) (other than assignments of UCC financing statements to be recorded or filed in accordance with the transfer contemplated by this Agreement), (l) and (n) (other than assignments of UCC financing statements to be recorded or filed in accordance with the transfer contemplated by this Agreement) above with evidence of recording or filing thereon on the Closing Date, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, the Seller shall deliver, or cause to be delivered, to the Trustee a duplicate original or true copy of such document certified by the applicable public recording or filing office, the applicable title insurance company or the Seller to be a true and complete duplicate original or copy of the original thereof submitted for recording or filing.

            Notwithstanding the foregoing, in the event that, in connection with any Mortgage Loan listed on Schedule II hereto, the Seller cannot deliver, or cause to be delivered, an original, counterpart or certified copy of any of the documents required to be delivered pursuant to clauses (b), (d), (h), (k) (other than assignments of UCC financing statements to be recorded or filed other than in accordance with the transfer contemplated by this Agreement), (l) and (n) (other than assignments of UCC financing statements to be recorded or filed in accordance with the transfer contemplated by this Agreement) above with evidence of recording or filing thereon, for any other reason, including without limitation, that such non-delivered document has been lost, the delivery requirements of this Agreement shall be deemed to have been satisfied and such non-delivered document shall be deemed to have been included in the related Mortgage File if a photocopy of such non-delivered document (with evidence of recording or filing thereon and certified by the appropriate recording or filing office to be a true and complete copy of the original thereof as filed or recorded) is delivered to the Trustee on or before the Closing Date.

            Notwithstanding the foregoing, in the event that the Seller cannot deliver to the Trustee any UCC-2 or UCC-3 assignment with the filing information of the UCC-1 financing statement with respect to any Mortgage Loan listed on
Schedule II hereto being assigned, solely because such UCC-1 financing statement has not been returned by the public filing office where such UCC-1 financing statement has been delivered for filing, Seller shall deliver or cause to be delivered to the Trustee a photocopy of such UCC-2 or UCC-3 assignment with the filing information left blank. The Seller, promptly upon receipt of the applicable filing information of the UCC-1 financing statement being so assigned, shall deliver or cause to be delivered to the Trustee the original UCC-2 or UCC-3 assignment with all appropriate filing information set forth thereon.

            Notwithstanding the foregoing, Seller may, at its sole cost and expense, engage a third party contractor to prepare or complete in proper form for filing or recording any and all Assignments of Mortgage, assignments of Assignments of Leases and assignments of UCC financing statements to the Trustee to be delivered pursuant to clauses (c), (e), (k) and (n) above (collectively, the "Assignments"), to submit the Assignments for filing and recording, as the case may be, in the applicable public filing and recording offices and to deliver the Assignments to the Trustee or its designee as the Assignments (or certified copies thereof) are received from the applicable filing and recording offices with evidence of such filing or recording indicated thereon; provided, however, that in the event the Seller engages a third party contractor as contemplated in the immediately preceding sentence, the rights, duties and obligations of the Seller pursuant to this Agreement remain binding on such Seller.

            Within ten (10) Business Days after the Closing Date, the Seller shall deliver the Servicer Files with respect to each of the Mortgage Loans listed on Schedule II hereto to the Master Servicer or, a Primary Servicer (with a copy to the Master Servicer) under the direction of the Master Servicer, under the Pooling and Servicing Agreement on behalf of the Trustee in trust for the benefit of the Certificateholders. Each such Servicer File shall contain all documents and records in the Seller's possession relating to such applicable Mortgage Loans (including reserve and escrow agreements, cash management agreements, lockbox agreements, financial statements and any other information provided by the respective Borrower from time to time, but excluding documents prepared by the Seller or any of its Affiliates solely for internal communication) that are not required to be a part of a Mortgage File in accordance with the definition thereof, together with copies of all instruments and documents which are required to be a part of the related Mortgage File in accordance with the definition thereof.

            For purposes of this Section 3, and notwithstanding any contrary provision hereof or of the definition of "Mortgage File", if there exists with respect to any group of Crossed Loans only one original or certified copy of any document or instrument described in the definition of "Mortgage File" which pertains to all of the Crossed Loans in such group of Crossed Loans, the inclusion of the original or certified copy of such document or instrument in the Mortgage File for any of such Crossed Loans and the inclusion of a copy of such original or certified copy in each of the Mortgage Files for the other Crossed Loans in such group of Crossed Loans, shall be deemed the inclusion of such original or certified copy, as the case may be, in the Mortgage File for each such Crossed Loan.

            The Trustee, as assignee or transferee of Depositor, shall be entitled to all scheduled principal payments due after the Cut-off Date, all other payments of principal due and collected after the Cut-off Date, and all payments of interest on the Mortgage Loans, minus that portion of any such payment which is allocable to the period on or prior to the Cut-off Date. All scheduled payments of principal due on or before the Cut-off Date and collected after the Cut-off Date, together with the accompanying interest payments, shall belong to Seller.

            Upon the sale of the Mortgage Loans from Seller to Depositor pursuant hereto, the ownership of each Mortgage Note, the Mortgage and the contents of the related Mortgage File shall be vested in Depositor and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of Seller as seller of the Mortgage Loans hereunder, exclusive in each case of documents prepared by Seller or any of its affiliates solely for internal uses, shall immediately vest in Depositor. All Monthly Payments, Principal Prepayments and other amounts received by Seller and not otherwise belonging to Seller pursuant to this Agreement shall be sent by Seller within three (3) Business Days after Seller's receipt thereof to the Master Servicer via wire transfer for deposit by the Master Servicer into the Collection Account.

            Section 4. Depositor's Conditions to Closing. The obligations of Depositor to purchase the Mortgage Loans and pay the Mortgage Loan Purchase Price at the Closing Date under the terms of this Agreement are subject to the satisfaction of each of the following conditions at or before the Closing:

            (a) Each of the obligations of the Seller required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; all of the representations and warranties of Seller under this Agreement shall be true and correct in all material respects as of the Closing Date; and no event shall have occurred with respect to the Seller or any of the Mortgage Loans and related Mortgage Files which, with notice or the passage of time, would constitute a material default under this Agreement; and Depositor shall have received certificates to the foregoing effect signed by authorized officers of Seller.

            (b) Depositor, or if directed by Depositor, the Trustee or the Depositor's attorneys, shall have received in escrow, all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to the Depositor and the Seller, duly executed by all signatories other than Depositor, as required pursuant to the respective terms thereof:

            (i) the Mortgage Files, subject to the proviso of Section 1 of this Agreement, which shall have been delivered to and held by the Trustee on behalf of Seller;

            (ii) the Mortgage Loan Schedule;

            (iii) the certificate of the Seller confirming its representations and warranties set forth in Section 6 as of the Closing Date;

            (iv) an opinion or opinions of Seller's counsel, dated the Closing Date, in form acceptable to the Depositor as to various corporate matters and such other matters as shall be reasonably required by the Depositor.

            Such opinion may express its reliance as to factual matters on, among other things specified in such opinion, the representations and warranties made herein, and on certificates or other documents furnished by officers of Seller.

            In rendering the opinions expressed above, such counsel may limit such opinions to matters governed by the General Corporation Law of the State of Delaware and the laws of the State of New York and the United States and shall not be required to express any opinion with respect to the registration or qualification of the Certificates under any applicable state or federal securities laws.

            Such counsel shall state that, although such counsel has not specifically considered the possible applicability to Seller of any other laws, regulations, judgments, orders or decrees, no facts have been disclosed to such counsel that cause such counsel to conclude that any other consent, approval or action is required;

            (v) such other certificates of Seller's officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as Depositor or its counsel may reasonably request.

            (vi) all other information, documents, certificates, or letters with respect to the Mortgage Loans or the Sellers and their Affiliates as are reasonably requested by the Depositor in order for the Depositor to perform any of it obligations or satisfy any of the conditions on its part to be performed or satisfied pursuant to any sale of Mortgage Loans by the Depositor as contemplated herein;

            (c) The Seller shall have performed or complied with all other terms and conditions of this Agreement which it is required to perform or comply with at or before the Closing and shall have the ability to perform or comply with all duties, obligations, provisions and terms which it is required to perform or comply with after the Closing.

            (d) The Seller shall have delivered to the Trustee, on or before the Closing Date, five limited powers of attorney in favor of the Trustee and Special Servicer empowering the Trustee and, in the event of the failure or incapacity of the Trustee, the Special Servicer, to record, at the expense of the Seller, any Mortgage Loan Documents required to be recorded and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage Files. The Seller shall reasonably cooperate with the Trustee and the Special Servicer in connection with any additional powers or revisions thereto that are requested by such parties.

            Section 5. Seller's Conditions to Closing. The obligations of Seller under this Agreement shall be subject to the satisfaction, on the Closing Date, of the following conditions:

            (a) Each of the obligations of Depositor required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; and all of the representations and warranties of Depositor under this Agreement shall be true and correct in all material respects as of the Closing Date; and no event shall have occurred with respect to Depositor which, with notice or the passage of time, would constitute a material default under this Agreement, and Seller shall have received certificates to that effect signed by authorized officers of Depositor.

            (b) Seller shall have received all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to Seller and Depositor, duly executed by all signatories other than Seller, as required pursuant to the respective terms thereof:

                  (A) an officer's certificate of Depositor, dated as of the
            Closing Date, with the resolutions of Depositor authorizing the transactions set forth therein, together with copies of the charter, by-laws and certificate of good standing dated as of a recent date of Depositor;

                  (B) such other certificates of its officers or others, such opinions of Depositor's counsel and such other documents required to evidence fulfillment of the conditions set forth in this Agreement as Seller or its counsel may reasonably request; and

            (c) The Depositor shall have performed or complied with all other terms and conditions of this Agreement which it is required to perform or comply with at or before the Closing and shall have the ability to perform or comply with all duties, obligations, provisions and terms which it is required to perform or comply with after Closing.

            Section 6. Representations and Warranties of Seller.

            (a) Seller represents and warrants to Depositor as of the date hereof, as follows:

            (i) Seller is duly organized and is validly existing as a corporation in good standing under the laws of Delaware. Seller has conducted and is conducting its business so as to comply in all material respects with all applicable statutes and regulations of regulatory bodies or agencies having jurisdiction over it, except where the failure so to comply would not have a materially adverse effect on the performance by Seller of this Agreement, and there is no charge, investigation, action, suit or proceeding before or by any court, regulatory authority or governmental agency or body pending or, to the knowledge of Seller, threatened, which is reasonably likely to materially and adversely affect the performance by Seller of this Agreement or the consummation of transactions contemplated by this Agreement.

            (ii) Seller has the full power, authority and legal right to hold, transfer and convey the Mortgage Loans owned by it and to execute and deliver this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith) and to perform all transactions of Seller contemplated by this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith). Seller has duly authorized the execution, delivery and performance of this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith), and has duly executed and delivered this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith). This Agreement (and each agreement and document executed and delivered by Seller in connection herewith), assuming due authorization, execution and delivery thereof by each other party thereto, constitutes the legal, valid and binding obligation of Seller enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, fraudulent transfer, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally, by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and by considerations of public policy.

            (iii) Neither the execution, delivery and performance of this Agreement, nor the fulfillment of or compliance with the terms and conditions of this Agreement by Seller, will (a) conflict with or result in a breach of any of the terms, conditions or provisions of Seller's articles of association, as amended, or other organizational documents;
      (b) conflict with, result in a breach of, or constitute a default or result in an acceleration under, any agreement or instrument to which Seller is now a party or by which it (or any of its properties) is bound if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); (c) conflict with or result in a breach of any legal restriction if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); (d) result in the violation of any law, rule, regulation, order, judgment or decree to which Seller or its property is subject if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); or (e) result in the creation or imposition of any lien, charge or encumbrance that would have a material adverse effect upon Seller's ability to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith), or materially impair the ability of the Depositor to realize on the Mortgage Loans owned by Seller.

            (iv) Seller is solvent and the sale of Mortgage Loans (1) will not cause Seller to become insolvent and (2) is not intended by Seller to hinder, delay or defraud any of its creditors.

            (v) No consent, approval, authorization or order of, or registration or filing with, or notice to, any court or governmental agency or body having jurisdiction or regulatory authority over Seller is required for
      (a) Seller's execution, delivery and performance of this Agreement (and each agreement and document executed and delivered by Seller in connection herewith), (b) Seller's transfer and assignment of the Mortgage Loans owned by it, or (c) the consummation by Seller of the transactions contemplated by this Agreement (and each agreement and document executed and delivered by Seller in connection herewith) or, to the extent so required, such consent, approval, authorization, order, registration, filing or notice has been obtained, made or given (as applicable), except that Seller may not be duly qualified to transact business as a foreign corporation or licensed in one or more states if such qualification or licensing is not necessary to ensure the enforceability of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

            (vi) The consideration received by Seller upon the sale of the Mortgage Loans owned by it constitutes fair consideration and reasonably equivalent value for such Mortgage Loans.

            (vii) Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant of Seller contained in this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

            (viii) There are no actions, suits proceedings pending or to Seller's knowledge threatened in writing against Seller which are reasonably likely to draw into question the validity of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith) or which, either in any one instance or in the aggregate, are reasonably likely to materially impair the ability of Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

            (ix) Seller's performance of its duties and obligations under this Agreement (and each agreement or document executed and delivered by Seller in connection herewith) is in the ordinary course of business of Seller and Seller's transfer, assignment and conveyance of the Mortgage Loans owned by it pursuant to this Agreement are not subject to the bulk transfer or similar statutory provisions in effect in any applicable jurisdiction.

            (x) Seller has not dealt with any Person that may be entitled, by reason of any act or omission of Seller, to any commission or compensation in connection with the sale of the Mortgage Loans owned by it to the Depositor hereunder except for the reimbursement of expenses as described herein or otherwise in connection with the transactions described in
      Section 2 and the commissions or compensation owed to the Underwriters or the Initial Purchaser.

            (xi) Seller is not in default or breach of any agreement or instrument to which Seller is now a party or by which it (or any of its properties) is bound which breach or default would materially and adversely affect the ability of Seller to perform its obligations under this Agreement.

            (xii) The representations and warranties contained in Exhibit A and the exceptions to such representations and warranties set forth on
      Schedule V hereto are true and correct in all material respects as of the date hereof with respect to the Mortgage Loans identified on Schedule II.

            Section 7. Obligations of Seller. Each of the representations and warranties contained in or required to be made by Seller pursuant to Section 6 of this Agreement shall survive the sale of the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Notes and notwithstanding subsequent termination of this Agreement or the Pooling and Servicing Agreement. The representations and warranties contained in or required to be made by Seller pursuant to Section 6 of this Agreement shall not be impaired by any review or examination of the Mortgage Files or other documents evidencing or relating to the Mortgage Loans or any failure on the part of Depositor to review or examine such documents and shall inure to the benefit of the initial transferee of the Mortgage Loans from Depositor including, without limitation, the Trustee for the benefit of the Holders of the Certificates, notwithstanding (1) any restrictive or qualified endorsement on any Note, Assignment of Mortgage or reassignment of Assignment of Leases or (2) any termination of this Agreement prior to the Closing but shall not inure to the benefit of any subsequent transferee thereafter.

            If any Certificateholder, the Master Servicer, the Special Servicer or the Trustee discovers or receives notice: of a breach of any of the representations or warranties made by the Seller with respect to the Mortgage Loans listed on Schedule II hereto, as of the date hereof in Section 6(a)(xii) or as of the Closing Date pursuant to Section 4(b)(iii) (a "Breach"); or that
(a) any document required to be included in the Mortgage File related to any Mortgage Loan listed on Schedule II hereto is not in the Trustee's possession within the time period required herein or (b) such document has not been properly executed or is otherwise defective on its face (subsection (a) and (b) each, a "Defect" (including the "Defects" described below) in the related Mortgage File), such party shall give notice to the Master Servicer, the Special Servicer, the Trustee and the Rating Agencies. If the Master Servicer or the Special Servicer determines that such Breach or Defect materially and adversely affects the value of any Mortgage Loan or the interests of the Certificateholders therein, it shall give prompt written notice of such Breach or Defect to the Depositor, the Trustee, the Master Servicer, the Special Servicer and the Seller and shall request that the Seller not later than the earlier of 90 days from the receipt by the Seller of such notice or discovery by the Seller of such Breach or Defect (subject to the second succeeding paragraph, the "Initial Resolution Period"), (i) cure such Breach or Defect in all material respects; (ii) repurchase the affected Mortgage Loan at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement) or (iii) substitute one or more Qualified Substitute Mortgage Loans (as defined in the Pooling and Servicing Agreement) for such affected Mortgage Loan (provided that in no event shall any substitution occur later than the second anniversary of the Closing
Date) and pay the Master Servicer for deposit into the Collection Account any Substitution Shortfall Amount (as defined in the Pooling and Servicing Agreement) in connection therewith; provided, however, that if (i) such material Breach or material Defect is capable of being cured but not within the Initial Resolution Period, (ii) such material Breach or material Defect does not cause the related Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code), (iii) the Seller has commenced and is diligently proceeding with the cure of such material Breach or material Defect within the Initial Resolution Period and (iv) the Seller has delivered to the Rating Agencies and the Trustee an Officer's Certificate that describes the reasons that the cure was not effected within the Initial Resolution Period and the actions that it proposes to take to effect the cure and that states that it anticipates the cure will be effected within the additional 90-day period, then the Seller shall have an additional 90 days to cure such material Defect or material Breach. With respect to any substitution of one or more Qualified Substitute Mortgage Loans for a Mortgage Loan hereunder, (A) no such substitution may be made in any calendar month after the Determination Date for such month; (B) scheduled payments of principal and interest due with respect to the Qualified Substitute Mortgage Loan(s) after the related date of substitution shall be part of the Trust Fund; and (C) scheduled payments of principal and interest due with respect to such Qualified Substitute Mortgage Loan(s) on or prior to the related date of substitution shall not be part of the Trust Fund, and the Seller shall be entitled to receive such payments promptly following receipt by the Master Servicer or Special Servicer, as applicable, under the Pooling and Servicing Agreement.

            Any of the following will cause a document in the Mortgage File to be deemed to have a "Defect" and to be conclusively presumed to materially and adversely affect the interests of Certificateholders in a Mortgage Loan and to be deemed to materially and adversely affect the interest of the Certificateholders in and the value of a Mortgage Loan, (a) the absence from the Mortgage File of the original signed Note, unless the Mortgage File contains a signed lost note affidavit and indemnity; (b) the absence from the Mortgage File of the original signed Mortgage, unless there is included in the Mortgage File a certified copy of the Mortgage as recorded or as sent for recordation, together with a certificate stating that the original signed Mortgage was sent for recordation, or a copy of the Mortgage and the related recording information;
(c) the absence from the Mortgage File of the item called for by paragraph (ix) of the definition of Mortgage File; (d) the absence from the Mortgage File of any intervening assignments required to create an effective assignment to the Trustee on behalf of the Trust, unless there is included in the Mortgage File a certified copy of the intervening assignment and a certificate stating that the original intervening assignments were sent for recordation; or (e) the absence from the Servicer File of any required original letter of credit (as required in the proviso to Section 1 hereof), provided that such Defect may be cured by any substitute letter of credit or cash reserve or (f) the absence from the Mortgage File of any required ground lease.

            Any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code) shall be deemed to materially and adversely affect the interest of Certificateholders therein and the Initial Resolution Period for the affected Mortgage Loan shall be 90 days following the earlier of the Seller's receipt of notice pursuant to this Section 7 or its discovery of such Defect or Breach (which period shall not be subject to extension).

            If the Seller does not, as required by this Section 7, correct or cure a material Breach or a material Defect in all material respects within the applicable Initial Resolution Period (as extended pursuant to this Section 7), or if such Breach or Defect is not capable of being so corrected or cured with such period, then the Seller shall purchase or substitute for the affected Mortgage Loan as provided in this Section 7. If (i) any Mortgage Loan is required to be repurchased or substituted for as provided above, (ii) such Mortgage Loan is a Crossed Loan that is a part of a Mortgage Group (as defined below) and (iii) the applicable Breach or Defect does not constitute a Breach or Defect, as the case may be, as to any other Crossed Loan in such Mortgage Group (without regard to this paragraph), then the applicable Breach or Defect, as the case may be, will be deemed to constitute a Breach or Defect, as the case may be, as to any other Crossed Loan in the Mortgage Group for purposes of the above provisions, and the Seller will be required to repurchase or substitute for such other Crossed Loan(s) in the related Mortgage Group in accordance with the provisions of this Section 7 unless such other Crossed Loans satisfy the Crossed Loan Repurchase Criteria (as defined in the Pooling and Servicing Agreement) and satisfy all other criteria for substitution or repurchase of Mortgaged Property set forth in the Pooling and Servicing Agreement. In the event that one or more of such other Crossed Loans satisfy the Crossed Loan Repurchase Criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Mortgage Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained by the Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld). For purposes of this paragraph, a "Mortgage Group" is any group of Mortgage Loans identified as a Mortgage Group on Schedule III to this Agreement.

            Notwithstanding the foregoing, if there is a material Breach or material Defect with respect to one or more Mortgaged Properties (but not all of the Mortgaged Properties) with respect to a Mortgage Loan, the Seller will not be obligated to repurchase or substitute for the Mortgage Loan if the affected Mortgaged Property may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan Documents and the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan Documents and (i) the Seller provides an opinion of counsel to the effect that such partial release would not cause an Adverse REMIC Event (as defined in the Pooling and Servicing Agreement) to occur, (ii) such Seller pays (or causes to be paid) the applicable release price required under the Mortgage Loan Documents, and to the extent not reimbursable out of the release price pursuant to the related Mortgage Loan Documents, together with any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the Master Servicer, the Special Servicer, the Trustee or the Trust Fund in connection therewith, including any unreimbursed advances and interest thereon made with respect to the Mortgaged Property which, is being released and (iii) such cure by release of such Mortgaged Property is effected within the time periods specified for cure of a Material Breach or Material Defect in Section 2.03(b) of the Pooling and Servicing Agreement.

            The Purchase Price or Substitution Shortfall Amount for any repurchased or substituted Mortgage Loan shall be payable to the Depositor or, subsequent to the assignment of the Mortgage Loans to the Trustee, the Trustee as its assignee, by wire transfer of immediately available funds to the account designated by the Depositor or the Trustee, as the case may be, and the Depositor or the Trustee, as the case may be, upon receipt of such funds, shall promptly release the related Mortgage File and Servicer File or cause them to be released, to Seller and shall execute and deliver such instruments of transfer or assignment as shall be necessary to vest in the Seller the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto) and the related Mortgage Loan Documents.

            It is understood and agreed that the obligations of the Seller set forth in this Section 7 to cure, substitute for or repurchase a Mortgage Loan listed on Schedule II hereto constitute the sole remedies available to the Depositor and its successors and assigns respecting any Breach or Defect affecting such Mortgage Loan.

            Section 8. Crossed Loans. With respect to any Crossed Loan conveyed hereunder, to the extent that the Seller repurchases or substitutes for an affected Crossed Loan in the manner prescribed above while the Trustee continues to hold any related Crossed Loans, the Seller and the Depositor (on behalf of its successors and assigns) agree to modify upon such repurchase or substitution, the related Loan Documents in a manner such that such affected Crossed Loan repurchased or substituted by the Seller, on the one hand, and any related Crossed Loans still held by the Trustee, on the other, would no longer be cross-defaulted or cross-collateralized with one another; provided, that the Seller shall have furnished to the Trustee, at its expense, with an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event; provided, further, that if such Opinion cannot be furnished, the Seller and the Depositor hereby agree that such repurchase or substitution of only the affected Crossed Loans, notwithstanding anything to the contrary herein, shall not be permitted. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Mortgage Loans in accordance with the Mortgage Loan Documents. All other terms of the Mortgage Loans shall remain in full force and effect, without any modification thereof.

            Section 9. Rating Agency Fees; Costs and Expenses Associated with a Defeasance. The Seller shall pay all Rating Agency fees associated with an assumption of a Mortgage Loan to the extent such fees have not been paid by the related Borrower and such Borrower is not required to pay them under the terms of the related Mortgage Loan Documents in effect on or before the Closing Date. The Seller shall pay all reasonable costs and expenses associated with a defeasance of a Mortgage Loan to the extent such costs and expenses have not been paid by the related Borrower and such Borrower is not required to pay them under the terms of the related Mortgage Loan Documents in effect on or before the Closing Date. With respect to Oakridge Portfolio (loan number nine on the Mortgage Loan Schedule attached hereto), any costs incurred by the related Borrower in connection with obtaining a REMIC opinion associated with defeasance of the related Mortgage Loan will be paid by the Seller to the extent such costs have not been paid by the related Borrower and such Borrower is not required to pay them under the terms of the related Mortgage Loan Documents. With respect to Bridgepark Shopping Center (loan number eleven on the Mortgage Loan Schedule attached hereto), any costs incurred by the related Borrower in connection with obtaining Rating Agency confirmation from each Rating Agency that the defeasance would not result in such Rating Agency's withdrawal, downgrade or qualification of the then current rating of any class of Certificate rated by such Rating Agency will be paid by the Seller to the extent such costs have not been paid by the related Borrower and such Borrower is not required to pay them under the terms of the related Mortgage Loan Documents.

            Section 10. Representations and Warranties of Depositor. Depositor hereby represents and warrants to Seller as of the date hereof, as follows:

            (a) Depositor is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business as it is conducted, and is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification (except where the failure to qualify would not have a materially adverse effect on the consummation of any transactions contemplated by this Agreement).

            (b) The execution and delivery by Depositor of this Agreement and the performance of Depositor's obligations hereunder are within the corporate power of Depositor and have been duly authorized by Depositor and neither the execution and delivery by Depositor of this Agreement nor the compliance by Depositor with the provisions hereof, nor the consummation by Depositor of the transactions contemplated by this Agreement, will (i) conflict with or result in a breach of, or constitute a default under, the certificate of incorporation or by-laws of Depositor or, after giving effect to the consents or taking of the actions contemplated by clause (ii) of this paragraph (b), any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on Depositor or its properties, or any of the provisions of any material indenture or mortgage or any other material contract or other instrument to which Depositor is a party or by which it is bound or result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, contract or other instrument or (ii) require the consent of or notice to, or any filing with any person, entity or governmental body, which has not been obtained or made by Depositor, except where, in any of the instances contemplated by clause (i) above or this clause (ii), the failure to do so will not have a material and adverse effect on the consummation of any transactions contemplated by this Agreement.

            (c) This Agreement has been duly executed and delivered by Depositor and this Agreement constitutes a legal, valid and binding instrument, enforceable against Depositor in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law) and, as to rights of indemnification hereunder, subject to limitations of public policy under applicable securities laws.

            (d) There is no litigation, charge, investigation, action, suit or proceeding by or before any court, regulatory authority or governmental agency or body pending or, to the knowledge of Depositor, threatened against Depositor the outcome of which could be reasonably expected to materially and adversely affect the consummation of any transactions contemplated by this Agreement.

            Section 11. Survival of Certain Representations, Warranties and Covenants. The respective representations and warranties set forth in or made pursuant to this Agreement, and the respective obligations of the parties hereto under Sections 7 and 11 of this Agreement, will remain in full force and effect, regardless of any investigation or statement as to the result thereof made by or on behalf of any party and will survive payment for the various transfers referred to herein and delivery of the Certificates or termination of this Agreement.

            Section 12. [Reserved]

            Section 13. Expenses; Recording Costs. Seller agrees to reimburse the Trustee or its designee all recording and filing fees incurred by the Trustee or its designee in connection with the recording or filing of the Mortgage Loan Documents listed in Section 3 of this Agreement. In the event Seller elects to engage a third party contractor to prepare, complete, file and record Assignments with respect to Mortgage Loans as provided in Section 3, Seller shall contract directly with such contractor and shall be responsible for such contractor's compensation and reimbursement of recording and filing fees and other reimbursable expenses pursuant to their agreement.

            Section 14. Notices. All communications hereunder will be in writing and effective only upon receipt, and, (a) if sent to Depositor, will be mailed, delivered or telecopied and confirmed to it at Credit Suisse First Boston Mortgage Securities Corp., Eleven Madison Avenue, 5th Floor, New York, New York 10010, Attention: Allan J. Baum, Telecopy No.: (212) 325-8162; and (b) if sent to Seller, will be mailed, delivered or telecopied to it at Column Financial, Inc., 3414 Peachtree Road, N.E., Suite 1140, Atlanta, Georgia 30326, Attention:
President, Telecopy No.: (404) 239-0419, or in the case of any such party, to such other address or telecopy number as such party may hereafter furnish to the other party by like notice.

            Section 15. Examination of Mortgage Files. Upon reasonable notice, Seller, prior to the Closing Date, will make the Mortgage Files available to Depositor or its agent for examination during normal business hours at Seller's offices or such other location as shall otherwise be agreed upon by Depositor and Seller. The fact that Depositor or its agent has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the rights of Depositor or the Trustee (for the benefit of the Certificateholders) to demand cure, repurchase, or other relief as provided herein.

            Section 16. Successors. This Agreement shall inure to the benefit of and shall be binding upon Seller and Depositor and their respective successors, permitted assigns and legal representatives, and nothing expressed in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; it being understood that (a) the indemnities of Seller contained in that certain Indemnification Agreement dated March 13, 2002 among Seller, Depositor and the Underwriters, subject to all limitations therein contained, shall also be for the benefit of the officers and directors of Depositor, the Underwriters and the Initial Purchaser and any person or persons who control Depositor, the Underwriters and the Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the 1934 Act, and (b) the rights of Depositor pursuant to this Agreement, subject to all limitations herein contained, including those set forth in Section 7 of this Agreement, may be assigned to the Trustee, for benefit of the Certificateholders, as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall succeed to such rights of Depositor hereunder, provided that the Trustee shall have no right to further assign such rights to any other Person. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor because of such ownership.

            Section 17. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS TO BE MADE AND PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO CHOICE OF LAW PRINCIPLES.

            Section 18. Severability. If any provision of this Agreement shall be prohibited or invalid under applicable law, this Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

            Section 19. Further Assurances. Depositor and Seller agree to execute and deliver such instruments and take such actions as the other parties may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

            Section 20. Counterparts. This Agreement may be executed in counterparts (and by each of the parties hereto on different counterparts), each of which when so executed and delivered will be an original, and all of which together will be deemed to constitute but one and the same instrument.

            Section 21. Treatment as Security Agreement. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by Seller to Depositor as provided in this Agreement be, and be construed as, a sale of the Mortgage Loans by Seller to Depositor. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans by Seller to Depositor to secure a debt or other obligation of Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to be property of Seller or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans:

            (a) this Agreement shall hereby create a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code in effect in the applicable state;

            (b) the conveyance provided for in this Agreement shall hereby grant from Seller to Depositor a security interest in and to all of Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

            (i) all accounts, contract rights (including any guarantees), general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the property described in the Mortgage Loans, including the related Notes, Mortgages and title, hazard and primary mortgage insurance policies identified on the Mortgage Loan Schedule, including all replacement Mortgage Loans, and all distributions with respect thereto payable after the Cut-off Date;

            (ii) all accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in (i) above (including any accrued discount realized on liquidation of any investment purchased at a discount), in each case, payable after the Cut-off Date; and

            (iii) all cash and non-cash proceeds of the collateral described in
      (i) and (ii) above payable after the Cut-off Date;

            (c) the possession by Depositor or its assignee of the Notes and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-306, 9-313 and 9-314 thereof) as in force in the relevant jurisdiction; and

            (d) notifications to persons holding such property, and acknowledgments, receipts, confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents of, or persons holding for (as applicable), Depositor or its assignee for the purpose of perfecting such security interest under applicable law. The Seller at the direction of the Depositor or its assignee, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the proceeds thereof, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. In connection herewith, Depositor and its assignee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

            Section 22. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation following the Closing Date in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by Seller at Seller's expense at the direction of Depositor accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Depositor.

                                      * * *

            IN WITNESS WHEREOF, the parties hereto have caused this Mortgage Loan Purchase Agreement to be duly executed and delivered as the date first above written.

                                        COLUMN FINANCIAL, INC.,
                                        as Seller


                                        By: ___________________________________
                                            Name:
                                            Title:


                                        CREDIT SUISSE FIRST BOSTON MORTGAGE
                                        SECURITIES CORP.,
                                        as Depositor


                                        By: ___________________________________
                                            Name:
                                            Title:  Vice President

                                                                      SCHEDULE I

                          SCHEDULE OF TRANSACTION TERMS

            This Schedule of Transaction Terms is appended to and incorporated by reference in the Mortgage Loan Purchase Agreement (the "Agreement"), dated as of March 1, 2002, between Column Financial, Inc. (the "Seller") and Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"). Capitalized terms used herein without definition have the meanings given them in or by reference in the Agreement or, if not defined in the Agreement, in the Pooling and Servicing Agreement.

            "Affiliate" means with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.

            "Borrower" means the borrower under the Mortgage Loan.

            "Certificate Purchase Agreement" means the Certificate Purchase Agreement, dated March 13, 2002, between Depositor and the Initial Purchaser.

            "Certificates" means each class of the Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2002-CKP1.

            "Closing Date" means March 26, 2002.

            "Code" means the Internal Revenue Code of 1986, as amended.

            "Crossed Loan" means any Mortgage Loan which is cross-defaulted and cross-collateralized with any other Mortgage Loan.

            "Cut-off Date" means, the applicable Due Date for each Mortgage Loan occurring in March 2002.

            "Environmental Report" means the environmental audit report with respect to each Mortgaged Property delivered to Seller in connection with the related Mortgage, if any.

            "Exception Report" means exceptions with respect to the representations and warranties made by the Seller as to the Mortgage Loans in
Section 6(a)(xii) and under the written certificate described in Section 4(b)(iii), which exceptions are set forth in Schedule V attached hereto and made a part hereof.

            "Initial Purchaser" means Credit Suisse First Boston Corporation.

            "Loan Agreement" means, with respect to any Mortgage Loan, the loan agreement, if any, between the Mortgage Loan Originator and the Borrower, pursuant to which such Mortgage Loan was made.

            "Mortgage File" means, collectively, the documents and instruments pertaining to a Mortgage Loan required to be included in the related Mortgage File pursuant to Section 3 (subject to the proviso in Section 1).

            "Mortgage Loan Documents" means, collectively, the documents and instruments pertaining to a Mortgage Loan to be included in either the related Mortgage File or the related Servicer File.

            "Mortgage Loan Originator" means any institution which originated a Mortgage Loan for a related Borrower.

            "Mortgage Loan Purchase Price" means the amount described in Section 2 of the Agreement.

            "Mortgage Loans" means the mortgage loans to be sold to Depositor pursuant to the Agreement, specifically identified in Schedule II to the Agreement.

            "Offered Certificates" means the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D and Class E Certificates.

            "Offering Circular" means the confidential offering circular dated March 13, 2002, describing certain classes of the Certificates.

            "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement creating the Trust Fund and the interests therein, dated as of March 1, 2002, among the Master Servicer, the Special Servicer, Depositor and the Trustee, including the Mortgage Loan Schedule annexed thereto.

            "Primary Collateral" means with respect to any Crossed Loan, that portion of the Mortgaged Property designated as directly securing such Crossed Loan and excluding any Mortgaged Property as to which the related lien may only be foreclosed upon by exercise of the cross-collateralization provisions of such Crossed Loan.

            "Prospectus" means the Prospectus, dated December 19, 2001.

            "Prospectus Supplement" means the Prospectus Supplement, dated March 13, 2002, relating to the Offered Certificates.

            "Servicer File" means, collectively, all documents, records and copies pertaining to a Mortgage Loan listed on Schedule II which are required to be included in the related Servicer File pursuant to Section 3 (subject to the proviso in Section 1).

            "Underwriters" means Credit Suisse First Boston Corporation, McDonald Investments Inc., PNC Capital Markets, Inc. and Goldman, Sachs & Co.

            "Underwriting Agreement" means the Underwriting Agreement, dated March 13, 2002, between Depositor and the Underwriters.

                                                                     SCHEDULE II

                   MORTGAGE LOAN SCHEDULE FOR COLUMN LOANS


CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-CKP1




 #    CROSSED   PROPERTY NAME
---   -------   -------------
  1             Metroplex West
  2             300 M Street Office Building
  3             The Shops at Deerfield Square
  4             LOCKE SOVRAN PORTFOLIO
 4A             Uncle Bob's Self Storage
 4B             Security Self Storage
 4C             Security Self Storage
 4D             Central Self Storage
 4E             Mini-Stor Self Storage
 4F             Uncle Bob's Self Storage
 4G             Central Self Storage
 4H             Uncle Bob's Self Storage
 4I             Uncle Bob's Self Storage
 4J             Central Self Storage
 4K             Security Self Storage
 4L             Uncle Bob's Self Storage
 4M             Uncle Bob's Self Storage
 4N             Central Self Storage
 4O             Saco Self Storage
 4P             Central Self Storage
 4Q             Uncle Bob's Self Storage
 4R             Central Self Storage
 4S             Uncle Bob's Self Storage
 4T             Central Self Storage
 4U             Central Self Storage
 4V             Security Self Storage
 4W             Security Self Storage
 4X             Central Self Storage
 4Y             Dor-Co Self Storage
 4Z             Central Self Storage
4AA             Central Self Storage
  5     (A)     Tuttle Crossing
  6     (A)     Western Hills Marketplace
  7     (A)     Montgomery Crossing
  8             Park Center Office Building
  9             Oak Ridge Office Portfolio
 10             Clopper Road Portfolio
 11             Bridgepark Shopping Center
 12             The Summit - Phase II
 13             130 Fifth Avenue
 14             Colonial Grand  @ Bayshore
 15             Raytheon Building
 16             Nancy Ridge Technology Center
 17             Spradlin Farm Shopping Center
 18             Bay Point Apartments
 19             Chaparral Apartments
 20             Seville Place Apartments
 21             The Piccard Building
 22             The Leeward Apartments
 23             Plantation Point Plaza
 24             Park Hamilton Apartments
 25             Ridge Park Square
 26             The Fox Chase Apartments
 27             Honeywell Building
 28             Brookwood Village Townhouses
 29             Lattimore Medical Building
 30             The Medical Pavilion
 31             Findlay Tall Timbers
 32             Walnut Grove Plaza Shopping Center
 33             Bruton Oaks Apartments
 34             Country Creek Apartments
 35             Tower Office Plaza 1
 36             Versailles Apartments
 37             Highland Road Village I & II
 38             Cherokee Commons Shopping Center
 39             Willow Lake West Shopping Center
 40             Germantown Technology Center
 41             Royal Oaks Manor Apartments
 42             Dimond Shopping Center
 43             Darrow Place Apartments
 44             Stewart's Landing Apartments
 45             Natomas Self Storage
 46             Pine Creek Apartments
 47             Kingston Square Apartments
 48             Chapel Ridge of Emporia Apartments
 49             Pine Tree Park Apartments
 50             Kimball Square Apartments
 51             Oak Valley Apartments
 52             Franklin Marketplace Shopping Center
 53             Fairways Office Center
 54             Red Sierra Drive Apartments
 55             Chapel Ridge Apartments of Haysville
 56             North Port Shopping Center
 57             Hazleton Apartments
 58             Best Buy Store #422-Richmond
 59             Katella Plaza
 60             Village Square Apartments
 61             Water Street Plaza
 62             Apple Creek Apartments
 63             Madison on Dietrich Apartments
 64             Cornerstone Court West
 65             Highlands Business Center I and II
 66             St. Augustine Apartments
 67             Fisher's Mercantile Center
 68             Baric Commons Apartments
 69             Chapman Restaurants
 70             Deer Run Apartments
 71             Montgomery North Medical Center
 72             Breckenridge Apartments
 73             Walgreens Drug Store-Scherville
 74             Landmark Apartments
 75             Walgreens Drug Store-Wichita
 76             Silverwood Apartments
 77             Walgreens Drug Store-Greenwood
 78             Walgreens Plaza-Peabody
 79             Walgreens Drug Store-Bartlett
 80             Matador Villa Apartments
 81             Colonial Village Apartments
 82             Kendall Apartments
 83             Terrace Park & Cancer Care Medical Office
 84             Superior Self Storage
 85             Dancea Apartments
 86             Trail Commerce Center
 87             Newhall Avenue Apartments
 88             Walgreens Drug Store-Indianapolis
 89             The 1800 Building
 90             South Wales Mini Storage
 91             Springwood Apartments
 92             Best Buy-Joplin
 93             Scott Plaza Apartments
 94             Walgreens Drug Store-Lenoir City
 95             Central Park Apartments
 96             The Bungalows
 97             Chicago Heights Apartments
 98             Barry Towne Shopping Center
 99             Indian Ridge Apartments
100             Metroplaza Shopping Center
101             The Design Center
102             Bartlett Apartments
103             Spring Hollow Apartments
104             Heights Plaza Apartments
105             Crystal Lake Townhomes
106             Plaza South Shopping Center
107             Northern Passage Building
108             Oaks of Ashford Point II Apartments
109             Century Plaza Office Building
110             Regency Oaks Apartments
111             Park High Apartments
112             Indian Park Plaza
113             Hoffner/Airport Office Center
114             Cherry Estates Mobile Home Park
115     (B)     Hawthorne Apartments
116     (B)     Pinecrest Apartments
117             Ingleside Quarters
118             Silver Lake Mobile Home Park
119             Linden Place Apartments
120             Bethel of Gardner
121             4402 Swiss Avenue
122             300 Ed Wright Lane
123             Todd Investments
124             Kingwood Loop 494 Shopping Center
125             Leisure Days RV Resort
126             Fox Chase Park Apartments
127             Shadow Ridge Mobile Home Park
128             Alhambra Business Center - Phase II
129             18000 Encino Plaza
130             Shady Acres Mobile Home Park
131             Willow Brook Apartments
132             Chapel Ridge Apartments, Phase I
133             Tempe Professional Plaza
134             Villa Park Mobile Home Park
135             Louetta Plaza
136             Suffolk Pines Mobile Home Park
137             Washington Square
138             Chapel Ridge Apartments, Phase II
139             Admiral Manufactured Housing Community and Self Storage
140             Blonde (Quality) Apartments
141             Ardmore Self-Service Storage
142             Ridgefield Bank
143             North Reading Shopping Center
144             Fredricksburg Apartments
145             Bancroft Court Apartments
146             Bell Plaza
147             Cheyenne Apartments
148             Willow Ridge Apartments
149             Rose Meadows Apartments
150             734 Lancaster Avenue
151             Kingston Court Apartments
152             Bishop Court Apartments
153             Mesa Verde Mobile Home Park
154             Valley View Shopping Center
155             Amber Woods Apartments
156             West Queen Garden Apartments



                                                                                                                 ZIP     MORTGAGE
 #                                      ADDRESS                                            CITY        STATE    CODE   LOAN SELLER
---                                     -------                                            ----        -----    ----   -----------
  1   Chemical Road and Germantown Pike                                           Plymouth Meeting      PA     19462     Column
  2   300 M Street, SE                                                            Washington            DC     20003     Column
  3   740 Waukegan Road                                                           Deerfield             IL     60015       Key
  4                                                                                                                        PNC
 4A   19200 Neff Road                                                             Cleveland             OH     44119
 4B   73 Pleasant Street                                                          Dracut                MA     01826
 4C   114 Pleasant Valley                                                         Methuen               MA     01844
 4D   6250 Westward                                                               Houston               TX     77081
 4E   6 Washington Circle                                                         Sandwich              MA     02563
 4F   1725 Roswell Road                                                           Marietta              GA     30062
 4G   2233 Franklin Drive                                                         Mesquite              TX     75150
 4H   4311 Samuel Boulevard                                                       Dallas                TX     75228
 4I   10114 Old Katy Road                                                         Houston               TX     77043
 4J   10640 Hempstead Road                                                        Houston               TX     77092
 4K   7437 Garners Ferry Road                                                     Columbia              SC     29209
 4L   191 Salem Church Road                                                       Harrisburg            PA     17055
 4M   3787 Elm Road North East                                                    Warren                OH     44483
 4N   15300 Kuykendahl                                                            Houston               TX     77090
 4O   6 Industrial Park Road                                                      Saco                  ME     04072
 4P   920 Highway 80 East                                                         Mesquite              TX     75149
 4Q   11670 Airline Highway                                                       Baton Rouge           LA     70816
 4R   9951 Harwin Drive                                                           Houston               TX     77066
 4S   3343 Southwest  Military Drive                                              San Antonio           TX     78211
 4T   1606 Plantation Road                                                        Dallas                TX     75235
 4U   3540 Hunt Lane                                                              San Antonio           TX     78227
 4V   1320 Georgia Highway 40 East                                                Kingsland             GA     31548
 4W   600 Cannon Road                                                             Myrtle Beach          SC     29577
 4X   8450 Cook Road                                                              Houston               TX     77072
 4Y   430 Spencer Street                                                          Syracuse              NY     13204
 4Z   14318 Highway 249                                                           Houston               TX     77086
4AA   8801 Boone Road                                                             Houston               TX     77099
  5   5700-5840, 5930 Britton Parkway                                             Columbus              OH     43016       Key
  6   N/W/C of Glenway Avenue & Glencrossing Way                                  Cincinnati            OH     45238       Key
  7   Fields Ertel Road and Montgomery Road                                       Cincinnati            OH     45249       Key
  8   2400 Dallas Parkway                                                         Plano                 TX     75093     Column
  9   151 Lafayette Drive and 1055, 1060, 1009, 1093 & 1099 Commerce Park Drive   Oak Ridge             TN     37830     Column
 10   1201, 930 and 940 Clopper Road                                              Gaithersburg          MD     20878     Column
 11   27702 Crown Valley Parkway                                                  Ladera Ranch          CA     92694     Column
 12   275 Summit Boulevard                                                        Birmingham            AL     35243     Column
 13   130 Fifth Avenue                                                            New York              NY     10011     Column
 14   4148 53Rd Avenue                                                            Bradenton             FL     34210       PNC
 15   2101 El Segundo Boulevard                                                   El Segundo            CA     90245       Key
 16   6310-6330 Nancy Ridge Drive And 6350-6370 Nancy Ridge Drive                 San Diego             CA     92121       PNC
 17   Us Highway 460 At Spradlin Farm Drive                                       Christiansburg        VA     24073       PNC
 18   1802 Ennis Joslin Road                                                      Corpus Christi        TX     78412       PNC
 19   601 East Rosery Road                                                        Largo                 FL     33770     Column
 20   3124 North Pine Hills Road                                                  Orlando               FL     32808     Column
 21   1390 Piccard Drive                                                          Rockville             MD     20850     Column
 22   444 East Medical Center Boulevard                                           Webster               TX     77598       PNC
 23   1201-1297 38th Avenue North                                                 Myrtle Beach          SC     29577     Column
 24   5900 Park Hamilton Boulevard                                                Orlando               FL     32808     Column
 25   NWQ Ridge Road & I-480                                                      Brooklyn              OH     44144       Key
 26   1920 West Tarrant Road                                                      Grand Prairie         TX     75050       PNC
 27   135 West Forest Hill Avenue                                                 Oak Creek             WI     53154       PNC
 28   5150 Henderson Road                                                         Millcreek Township    PA     16509       PNC
 29   125 Lattimore Road                                                          Rochester             NY     14620       Key
 30   34503-9th Avenue South                                                      Federal Way           WA     98003       Key
 31   6000 Fostoria Avenue & 2001 Industrial Drive                                Findlay               OH     45839       Key
 32   4951 South 155th Street                                                     Omaha                 NE     68135       Key
 33   9901 Bruton Road                                                            Dallas                TX     75217       Key
 34   1702 Jupiter Road                                                           Garland               TX     75042       PNC
 35   27555 Ynez Road                                                             Temecula              CA     92591       PNC
 36   18130 South Kedzie Avenue                                                   Hazel Crest           IL     60429     Column
 37   2704 South Cockrell Hill Road                                               Dallas                TX     75211     Column
 38   6192 Highway 92                                                             Acworth               GA     30102     Column
 39   2902 West 86Th Street                                                       Indianapolis          IN     46260       PNC
 40   20271 Goldenrod Lane                                                        Germantown            MD     20876       PNC
 41   602 West Pioneer Parkway                                                    Grand Prairie         TX     75051     Column
 42   601 East Dimond Boulevard                                                   Anchorage             AK     99518       Key
 43   238 Darrow Drive                                                            Edinboro              PA     16412       PNC
 44   3002 69th Street                                                            Galveston             TX     77551     Column
 45   2640 El Centro Road                                                         Sacramento            CA     95833       Key
 46   470 Maxey Road                                                              Houston               TX     77013     Column
 47   6315 Kingston Pike                                                          Knoxville             TN     37919     Column
 48   3601 West 18Th Avenue                                                       Emporia               KS     66801       PNC
 49   806-840 Hazel Street North                                                  St. Paul              MN     55119       Key
 50   4542 Kiest Blvd.                                                            Dallas                TX     75236       Key
 51   708 Woodard Way                                                             Arlington             TX     76011     Column
 52   1017-1031 Center Point Place Road                                           Franklin              TN     37064       Key
 53   28470 Thirteen Mile Road                                                    Farmington Hills      MI     48334       PNC
 54   6520 Red Sierra Drive                                                       Fort Worth            TX     76112     Column
 55   235 South Jane Street                                                       Haysville             KS     67060       PNC
 56   101 West Seven Hills Road                                                   Port Washington       WI     53074     Column
 57   701 West 24Th Street                                                        Hazle Township        PA     18201       PNC
 58   1560 Dager Center Boulevard                                                 Richmond              VA     23235       Key
 59   215-317 East Katella Avenue                                                 Orange                CA     92867       PNC
 60   17150 Meyers Road                                                           Detroit               MI     48226     Column
 61   126-138 West Water Street                                                   Santa Fe              NM     87501     Column
 62   4548 South Elm Place                                                        Broken Arrow          OK     74011       PNC
 63   4619 Dietrich Road                                                          San Antonio           TX     78219     Column
 64   5960 Cornerstone Court West                                                 San Diego             CA     92121       PNC
 65   40880-B, 40935, 40945 County Center Drive                                   Temecula              CA     92591       PNC
 66   1198 North St. Augustine Road                                               Dallas                TX     75217     Column
 67   16111 Southeast McGillivray Boulevard                                       Vancouver             WA     98684     Column
 68   232 East 121st Place                                                        Chicago               IL     60628     Column
 69   11757, 12001, 12007 & 12011 Harbor Boulevard                                Garden Grove          CA     92840     Column
 70   13615 White Avenue                                                          Grandview             MO     64030       PNC
 71   10600 North Montgomery Road                                                 Cincinnati            OH     45242       PNC
 72   4323, 4510 & 4530 North Division Street                                     Davenport             IA     52806     Column
 73   651 U.S. Highway 30                                                         Schererville          IN     46375       Key
 74   344 Richland Drive                                                          Waco                  TX     76710     Column
 75   1625 Webb Road                                                              Wichita               KS     67208       Key
 76   625 Green Wave Drive                                                        Gallatin              TN     37066     Column
 77   720 S. State Road 135                                                       Greenwood             IN     46143       Key
 78   229 Andover Street                                                          Peabody               MA     01960       Key
 79   6565 St. Elmo Road                                                          Bartlett              TN     38134       Key
 80   9721 Picador Drive                                                          St. Louis             MO     63136     Column
 81   400 Westside Boulevard                                                      Houma                 LA     70364     Column
 82   Multiple Addresses                                                          Davenport             IA     52806     Column
 83   1818, 1826, & 1810 E. 15th Street                                           Tulsa                 OK     74137       Key
 84   8960 Calvine Road                                                           Elk Grove             CA     95829       Key
 85   611-631 North West 177th Street                                             Miami                 FL     33169     Column
 86   3500 45th Street                                                            West Palm Beach       FL     33407     Column
 87   24856-82 Newhall Avenue                                                     Newhall               CA     91321     Column
 88   455 East Elper Avenue                                                       Indianapolis          IN     46227       Key
 89   1800 West 213Th Street                                                      Torrance              CA     90501       PNC
 90   1429 Old Bridge Road                                                        Amissville            VA     20106       Key
 91   2340 Hurley Way                                                             Sacramento            CA     95825       Key
 92   3117 Turkey Creek Boulevard                                                 Joplin                MO     64801       Key
 93   9703 Scott Street                                                           Houston               TX     77051     Column
 94   350 Highway 321 North                                                       Lenoir City           TN     37771       Key
 95   2300 D Street                                                               Anchorage             AK     99503       Key
 96   7204 Gaston Avenue                                                          Dallas                TX     75214       Key
 97   450-484 West 16th Street                                                    Chicago Heights       IL     60411     Column
 98   8401 North Madison                                                          Kansas City           MO     64118       PNC
 99   3706 West 8th Street                                                        Dallas                TX     75211     Column
100   714-780 South La Brea Avenue                                                Los Angeles           CA     90036     Column
101   10816 Millington Court                                                      Blue Ash              OH     45242       PNC
102   3-15 April Lane and 64-66 Perry Avenue                                      Norwalk               CT     06851       Key
103   4803 And 4804 Loyola                                                        Austin                TX     78723       PNC
104   205 Heights Boulevard                                                       Houston               TX     77007     Column
105   3801-4215 Palladium Drive                                                   Greensboro            NC     27410     Column
106   805-829 South Tennessee Boulevard                                           Murfreesboro          TN     37130       PNC
107   3302 Fuhrman Avenue East                                                    Seattle               WA     98102     Column
108   13103 Ashford Point Drive                                                   Houston               TX     77082       PNC
109   211 Century Drive                                                           Greenville            SC     29607     Column
110   2121 Handley Drive                                                          Fort Worth            TX     76112     Column
111   13824-13836 John R Road & 127-255 Gerald Street                             Highland Park         MI     48203     Column
112   6601 West Indian School Road                                                Phoenix               AZ     85033     Column
113   5448 Hoffner Avenue                                                         Orlando               FL     32812     Column
114   8300 Cherry Avenue                                                          Fontana               CA     92335     Column
115   45 Hawthorne Street                                                         Bristol               CT     06010     Column
116   288 Pine Street                                                             Bristol               CT     06010     Column
117   330 Ingleside Drive                                                         Baton Rouge           LA     70806       PNC
118   7333 Pine Forest Road                                                       Pensacola             FL     32526     Column
119   909 North Linden Street                                                     Muncie                IN     47303     Column
120   375 North Pine Street                                                       Gardner               KS     66030       PNC
121   4322, 4402 and 4414 Swiss Avenue                                            Dallas                TX     75204     Column
122   300 Ed Wright Lane                                                          Newport News          VA     23606     Column
123   382-390 Farmington Avenue and 503 New Britain Avenue                        Hartford              CT     06105     Column
124   22704 Loop 494                                                              Houston               TX     77339     Column
125   34533 Leisure Days Drive                                                    Zephyrhills           FL     33541     Column
126   307-309 Hoffnagle Street & 8248-8250 Rockwell Avenue                        Philadelphia          PA     19111     Column
127   8595 North 71st Avenue                                                      Glendale              AZ     85301     Column
128   4851 North West 79 Avenue                                                   Miami                 FL     33166     Column
129   18000 Ventura Boulevard                                                     Encino                CA     91316     Column
130   42 Miry Brook Road                                                          Danbury               CT     06810     Column
131   120 Atlantic Avenue                                                         Long Branch           NJ     07740     Column
132   160 Morphew Road                                                            Hot Springs           AR     71913       PNC
133   6101 South Rural Road                                                       Tempe                 AZ     85283     Column
134   410 East 23rd Street                                                        Roswell               NM     88201     Column
135   12603 Louetta Road                                                          Houston               TX     77070     Column
136   620 Montauk Highway                                                         Westhampton Beach     NY     11978     Column
137   6010 Washington Avenue                                                      Houston               TX     77007     Column
138   160 Morphew Road                                                            Hot Springs           AR     71913       PNC
139   8121 Lillian Highway                                                        Pensacola             FL     32506     Column
140   1616, 1620, 1630 & 1634 West 42nd Street                                    Davenport             IA     52806     Column
141   1900 Veterans Boulevard                                                     Ardmore               OK     73401     Column
142   941 Danbury Road                                                            Wilton                CT     06897     Column
143   6 Washington Street                                                         North Reading         MA     01864     Column
144   950 West Kiest Boulevard                                                    Dallas                TX     75224     Column
145   6420-6506 Park Heights Avenue                                               Baltimore             MD     21215     Column
146   1799 North State Road 7                                                     Margate               FL     33063     Column
147   4406 North Division Street & 4307 & 4311 Cheyenne Avenue                    Davenport             IA     52806     Column
148   6509 & 6520 Pitts Boulevard                                                 North Ridgeville      OH     44039     Column
149   7925 Streamside Drive                                                       Houston               TX     77088     Column
150   734 Lancaster Avenue                                                        Radnor                PA     19087     Column
151   120 South Church Avenue                                                     Tampa                 FL     33609     Column
152   901-907 North Bishop Avenue                                                 Dallas                TX     75208     Column
153   3003 Hualapai Mountain Road                                                 Kingman               AZ     86401     Column
154   2926 Valley View Lane                                                       Farmers Branch        TX     75234     Column
155   2506 Stadium Drive                                                          Phenix City           AL     36867     Column
156   1718 17th Avenue                                                            Albany                OR     97321     Column

                                                                                                          UNITS/
                    NET                                     REM.        ORIG     REM.                   SQ. FT./
      MORTGAGE   MORTGAGE    ORIGINAL       CUT-OFF       TERM TO      AMORT.   AMORT.     MONTHLY       ROOMS/
 #      RATE       RATE       BALANCE     BALANCE (1)   MATURITY (2)    TERM     TERM    PAYMENT (3)      PADS
---     ----       ----       -------     -----------   ------------    ----     ----    -----------      ----
  1   7.2500%    7.1977%    $65,500,000   $65,294,018       116         360       356      $446,825      477,461
  2   7.2500%    7.1977%    $53,000,000   $52,801,908       115         360       355      $361,553      279,381
  3   7.1200%    7.0677%    $50,000,000   $50,000,000       120         360       360      $336,691      237,079
  4   7.1900%    7.1077%    $48,000,000   $48,000,000       120         300       300      $345,094
 4A                                                                                                      74,882
 4B                                                                                                      46,126
 4C                                                                                                      41,040
 4D                                                                                                      124,674
 4E                                                                                                      39,000
 4F                                                                                                      59,450
 4G                                                                                                      81,973
 4H                                                                                                      79,046
 4I                                                                                                      52,860
 4J                                                                                                      108,839
 4K                                                                                                      72,976
 4L                                                                                                      59,450
 4M                                                                                                      60,200
 4N                                                                                                      108,318
 4O                                                                                                      53,750
 4P                                                                                                      63,240
 4Q                                                                                                      71,920
 4R                                                                                                      77,454
 4S                                                                                                      48,782
 4T                                                                                                      61,520
 4U                                                                                                      64,475
 4V                                                                                                      66,837
 4W                                                                                                      61,510
 4X                                                                                                      61,275
 4Y                                                                                                      34,350
 4Z                                                                                                      57,279
4AA                                                                                                      51,200
  5   7.3600%    7.3077%    $18,240,000   $18,159,078       114         360       354      $125,793      185,718
  6   7.3600%    7.3077%    $12,400,000   $12,344,987       114         360       354      $85,517       127,541
  7   7.3600%    7.3077%    $4,320,000    $4,300,834        114         360       354      $29,793       89,656
  8   7.5000%    7.4477%    $33,000,000   $32,896,136       117         312       309      $240,704      234,951
  9   7.8100%    7.7577%    $31,500,000   $29,428,137       127         300       247      $239,171      413,965
 10   7.4000%    7.3477%    $28,250,000   $28,201,325       118         360       358      $195,597      197,292
 11   7.1250%    7.0727%    $23,500,000   $23,424,249       116         360       356      $158,324      100,918
 12   7.3500%    7.2977%    $21,500,000   $21,421,366       115         360       355      $148,129      103,924
 13   7.0200%    6.9677%    $21,000,000   $20,930,893       116         360       356      $139,996      120,000
 14   6.8500%    6.7477%    $20,240,000   $20,171,135       116         360       356      $132,624        376
 15   7.4800%    7.4277%    $19,384,000   $19,345,706       118         300       298      $137,922      112,695
 16   7.4900%    7.3577%    $19,300,000   $19,277,617       119         360       359      $134,816      176,710
 17   7.2500%    7.1677%    $17,750,000   $17,729,004       119         360       359      $121,086      177,732
 18   6.8500%    6.7477%    $17,680,000   $17,635,029       117         360       357      $115,850        350
 19   6.9800%    6.9277%    $17,500,000   $17,441,956       116         360       356      $116,193        444
 20   7.0400%    6.9877%    $13,000,000   $12,949,167       115         360       355      $86,839         444
 21   7.5000%    7.4477%    $12,730,000   $12,684,941       115         360       355      $89,010       100,579
 22   7.0200%    6.9177%    $12,000,000   $11,952,876       115         360       355      $79,998         256
 23   7.1300%    7.0777%    $11,600,000   $11,600,000       117         360       360      $78,191       112,747
 24   7.0400%    6.9877%    $11,000,000   $10,956,988       115         360       355      $73,479         330
 25   7.2000%    7.1477%    $10,800,000   $10,780,786       118         360       358      $73,309       103,368
 26   6.9700%    6.8877%    $10,400,000   $10,374,163       117         360       357      $68,982         260
 27   7.4100%    7.2977%    $9,700,000    $9,700,000        120         360       360      $67,227       150,000
 28   7.0000%    6.9177%    $8,571,000    $8,542,683        116         360       356      $57,023         124
 29   7.2900%    7.2377%    $8,500,000    $8,480,179        117         360       357      $58,216       78,364
 30   7.3300%    7.2777%    $8,300,000    $8,300,000        120         360       360      $57,072       51,465
 31   7.2500%    7.1977%    $8,325,000    $8,295,226        117         300       297      $60,174       557,921
 32   7.3400%    7.2877%    $8,200,000    $8,185,735        118         360       358      $56,440       111,445
 33   7.2700%    7.2177%    $8,000,000    $7,985,926        118         360       358      $54,683         304
 34   7.0000%    6.9177%    $7,800,000    $7,774,230        116         360       356      $51,894         296
 35   7.4000%    7.2677%    $7,711,000    $7,697,714        118         360       358      $53,389       72,514
 36   7.3700%    7.3177%    $7,600,000    $7,576,662         56         360       356      $52,465         276
 37   6.8100%    6.7577%    $7,500,000    $7,474,281        116         360       356      $48,944         332
 38   7.2500%    7.1977%    $7,200,000    $7,173,089        115         360       355      $49,117       103,736
 39   7.1300%    7.0477%    $7,160,000    $7,160,000        120         300       300      $51,201       52,961
 40   7.1500%    7.0177%    $6,950,000    $6,933,337        117         360       357      $46,941       67,619
 41   6.9000%    6.8477%    $6,875,000    $6,840,240        116         300       296      $48,153         276
 42   7.2500%    7.1977%    $6,450,000    $6,419,140        116         300       296      $46,621       82,117
 43   7.0000%    6.9177%    $6,400,000    $6,374,760        115         360       355      $42,579         142
 44   7.0000%    6.9477%    $6,160,000    $6,135,706        115         360       355      $40,983         216
 45   7.1000%    7.0477%    $6,024,000    $6,009,414        117         360       357      $40,483       95,779
 46   7.0200%    6.9677%    $5,600,000    $5,581,571        116         360       356      $37,332         300
 47   7.0000%    6.9477%    $5,300,000    $5,279,098        115         360       355      $35,261         228
 48   7.0000%    6.9177%    $5,100,000    $5,093,836        179         360       359      $33,930         128
 49   7.0800%    6.9777%    $5,000,000    $4,991,939        119         300       299      $35,595         199
 50   7.3300%    7.2777%    $4,875,000    $4,867,304        119         300       299      $35,488         232
 51   7.0000%    6.9477%    $4,850,000    $4,830,873        115         360       355      $32,267         188
 52   7.2200%    7.1677%    $4,700,000    $4,691,665        118         360       358      $31,967       78,830
 53   7.1000%    7.0177%    $4,645,000    $4,633,753        117         360       357      $31,216       36,576
 54   7.1400%    7.0877%    $4,600,000    $4,578,616        114         360       354      $31,038         135
 55   7.0000%    6.8677%    $4,496,000    $4,484,896        177         360       357      $29,912         128
 56   7.4600%    7.3877%    $4,500,000    $4,477,932        113         360       353      $31,341       67,181
 57   7.0000%    6.8677%    $4,500,000    $4,472,812        115         300       295      $31,805         236
 58   7.4900%    7.4377%    $4,400,000    $4,400,000        144         360       360      $30,735       44,276
 59   7.2500%    7.1177%    $4,250,000    $4,242,499        118         360       358      $28,992       62,283
 60   7.2500%    7.1977%    $4,220,000    $4,200,834        114         360       354      $28,788         190
 61   8.2500%    8.1977%    $4,160,000    $4,138,449        111         360       351      $31,253       15,722
 62   6.9900%    6.9077%    $3,900,000    $3,881,288        114         360       354      $25,921         124
 63   6.9000%    6.8477%    $3,900,000    $3,880,282        116         300       296      $27,316         172
 64   7.4000%    7.2677%    $3,803,000    $3,798,557        119         360       359      $26,331       28,231
 65   7.3500%    7.2177%    $3,750,000    $3,743,487        118         360       358      $25,836       68,066
 66   6.7000%    6.6477%    $3,750,000    $3,736,862        116         360       356      $24,198         200
 67   7.7200%    7.6677%    $3,700,000    $3,682,905        113         360       353      $26,431       36,014
 68   7.5500%    7.4977%    $3,500,000    $3,483,184        113         360       353      $24,592         141
 69   7.2500%    7.1977%    $3,400,000    $3,392,008        117         360       357      $23,194       29,400
 70   7.0000%    6.8677%    $3,200,000    $3,188,093        117         300       297      $22,617         124
 71   7.2500%    7.1677%    $3,184,000    $3,180,234        119         360       359      $21,720       24,541
 72   7.5500%    7.4977%    $3,120,000    $3,106,711        114         360       354      $21,922         120
 73   7.2500%    7.1977%    $3,054,000    $3,044,396        116         360       356      $20,834       15,120
 74   7.2400%    7.1877%    $3,050,000    $3,032,435        112         360       352      $20,786         152
 75   7.2500%    7.1977%    $3,031,000    $3,019,671        115         360       355      $20,677       15,120
 76   7.6500%    7.5977%    $3,025,000    $3,009,190        112         360       352      $21,463         112
 77   7.2500%    7.1977%    $2,992,500    $2,983,089        116         360       356      $20,414       15,120
 78   7.2500%    7.1977%    $2,950,000    $2,939,449        117         300       297      $21,323       25,230
 79   7.2500%    7.1977%    $2,949,000    $2,937,978        115         360       355      $20,117       14,490
 80   7.3700%    7.3177%    $2,875,000    $2,858,939        112         360       352      $19,847         176
 81   7.2100%    7.1577%    $2,850,000    $2,839,255        115         360       355      $19,365         123
 82   7.6900%    7.6377%    $2,800,000    $2,788,430        114         360       354      $19,944         96
 83   7.2500%    7.1977%    $2,740,000    $2,730,200        117         300       297      $19,805       23,326
 84   7.1500%    7.0977%    $2,725,000    $2,718,467        117         360       357      $18,405       66,950
 85   7.5000%    7.4477%    $2,600,000    $2,592,220        116         360       356      $18,180         112
 86   7.5800%    7.5277%    $2,600,000    $2,582,737        114         300       294      $19,349       79,278
 87   7.6000%    7.5477%    $2,560,000    $2,546,458        112         360       352      $18,076         63
 88   7.2500%    7.1977%    $2,536,875    $2,528,897        116         360       356      $17,306       15,120
 89   7.6600%    7.5277%    $2,515,000    $2,510,842        118         360       358      $17,862       19,544
 90   7.3000%    7.1977%    $2,500,000    $2,496,044        119         300       299      $18,151       70,853
 91   6.9500%    6.8977%    $2,433,000    $2,426,932        117         360       357      $16,105         60
 92   7.2400%    7.1877%    $2,355,000    $2,348,916        118         300       298      $17,007       30,157
 93   7.1000%    7.0477%    $2,320,000    $2,306,733        117         240       237      $18,126         150
 94   7.5400%    7.4877%    $2,260,000    $2,256,494        119         300       299      $16,760       15,120
 95   7.4500%    7.3977%    $2,200,000    $2,192,379        117         300       297      $16,186         69
 96   7.0100%    6.9577%    $2,170,000    $2,159,632        114         360       354      $14,452         48
 97   7.4300%    7.3777%    $2,140,000    $2,127,974        115         300       295      $15,717         98
 98   7.7800%    7.6477%    $2,100,000    $2,100,000        240         240       240      $17,279       17,600
 99   7.0500%    6.9977%    $2,100,000    $2,091,806        115         360       355      $14,042         161
100   8.6900%    8.6377%    $2,030,000    $1,999,425         92         360       332      $15,883       29,863
101   7.4300%    7.3477%    $2,000,000    $1,997,669        119         360       359      $13,889       24,884
102   7.0000%    6.9477%    $2,000,000    $1,993,392        116         360       356      $13,306         16
103   7.0000%    6.9177%    $2,000,000    $1,992,558        117         300       297      $14,136         100
104   7.2500%    7.1977%    $1,925,000    $1,918,946        116         360       356      $13,132         102
105   7.0200%    6.9677%    $1,900,000    $1,895,326        117         360       357      $12,666         30
106   7.3900%    7.2577%    $1,900,000    $1,895,191        118         300       298      $13,905       25,361
107   7.5000%    7.4477%    $1,900,000    $1,893,275        115         360       355      $13,285       10,803
108   7.5000%    7.3677%    $1,775,000    $1,768,717        115         360       355      $12,411         56
109   7.3000%    7.2477%    $1,725,000    $1,719,629        116         360       356      $11,826       50,428
110   7.4500%    7.3977%    $1,700,000    $1,696,160        117         360       357      $11,829         100
111   7.2500%    7.1977%    $1,630,000    $1,622,597        114         360       354      $11,119         96
112   7.5700%    7.5177%    $1,620,000    $1,614,353        115         360       355      $11,405       19,848
113   7.5000%    7.4477%    $1,600,000    $1,591,115        115         300       295      $11,824       45,000
114   7.1500%    7.0977%    $1,480,000    $1,475,253        116         360       356       $9,996         54
115   7.2500%    7.1977%     $820,000      $814,246         114         300       294       $5,927         32
116   7.2500%    7.1977%     $640,000      $635,509         114         300       294       $4,626         24
117   7.1600%    7.0777%    $1,320,000    $1,320,000        120         300       300       $9,465         55
118   7.4000%    7.3477%    $1,334,000    $1,319,426        114         240       234      $10,665         186
119   7.2500%    7.1977%    $1,280,000    $1,268,208        115         240       235      $10,117         24
120   7.5400%    7.4577%    $1,266,000    $1,263,867        178         360       358       $8,887         36
121   7.6000%    7.5477%    $1,200,000    $1,195,845        115         360       355       $8,473         52
122   8.0400%    7.9877%    $1,200,000    $1,194,299        112         360       352       $8,839       27,256
123   7.4800%    7.4277%    $1,210,000    $1,192,874        112         240       232       $9,733         66
124   8.1000%    8.0477%    $1,150,000    $1,146,413        117         300       297       $8,952       21,683
125   7.0000%    6.9477%    $1,140,000    $1,135,504        115         360       355       $7,584         236
126   7.2500%    7.1977%    $1,134,000    $1,125,482        116         240       236       $8,963         40
127   7.0300%    6.9777%    $1,125,000    $1,119,648        114         360       354       $7,507         124
128   7.0000%    6.9477%    $1,050,000    $1,046,093        117         300       297       $7,421       14,217
129   8.3400%    8.2877%    $1,040,000    $1,036,952        115         360       355       $7,879        8,605
130   7.2500%    7.1977%    $1,040,000    $1,033,975        115         300       295       $7,517         48
131   7.8000%    7.7477%    $1,024,000    $1,019,356        113         360       353       $7,371         28
132   7.3100%    7.1777%    $1,011,000    $1,007,270        175         360       355       $6,938         56
133   8.1100%    8.0577%    $1,007,486    $1,002,783        112         360       352       $7,470       14,803
134   7.3900%    7.3377%    $1,000,000     $996,374         115         360       355       $6,917         83
135   7.7500%    7.6977%    $1,000,000     $992,932         116         240       236       $8,209        8,328
136   7.2500%    7.1977%    $1,000,000     $990,787         115         240       235       $7,904         62
137   8.3200%    8.2677%    $1,000,000     $980,408         173         180       173       $9,742       13,962
138   7.0000%    6.8677%     $976,000      $974,207         118         360       358       $6,493         32
139   7.4500%    7.3977%     $888,000      $878,360         114         240       234       $7,127       449,600
140   7.6400%    7.5877%     $875,000      $871,345         114         360       354       $6,202         34
141   8.2300%    8.1777%     $875,000      $868,366         112         300       292       $6,887       38,375
142   8.7600%    8.7077%     $850,000      $844,175         112         300       292       $6,994       13,400
143   8.3900%    8.3377%     $850,000      $843,747         112         300       292       $6,782       19,350
144   7.8400%    7.7877%     $800,000      $796,405         113         360       353       $5,781         66
145   7.3000%    7.2477%     $800,000      $795,404         115         300       295       $5,808         25
146   8.0000%    7.9477%     $750,000      $746,179         115         300       295       $5,789       14,400
147   7.6400%    7.5877%     $715,000      $712,013         114         360       354       $5,068         33
148   7.5300%    7.4777%     $700,000      $698,444         117         360       357       $4,909         46
149   8.1000%    8.0477%     $671,500      $667,891         111         360       351       $4,974         24
150   8.3400%    8.2877%     $675,000      $667,476         113         240       233       $5,790        5,500
151   7.9700%    7.9177%     $584,000      $579,863         113         300       293       $4,496         25
152   7.4500%    7.3977%     $560,000      $556,864         115         300       295       $4,120         16
153   7.0600%    7.0077%     $550,000      $547,400         114         360       354       $3,681         62
154   8.8200%    8.7677%     $550,000      $546,275         112         300       292       $4,548        8,400
155   7.2500%    7.1977%     $500,000      $498,131         115         360       355       $3,411         24
156   8.1100%    8.0577%     $500,000      $497,319         111         360       351       $3,707         18

                              SERVICING
                                 AND
      INTEREST CALCULATION     TRUSTEE     MATURITY               PREPAYMENT PROVISION                     EARTHQUAKE
 #    (30/360 / ACTUAL/360)      FEES        DATE      ARD (4)    AS OF ORIGINATION (5)   DEFEASANCE (6)    INSURANCE
---   ---------------------      ----        ----      -------    ---------------------   --------------    ---------
  1        Actual/360          0.0523%    11/11/2031   11/11/11       Lock/116_0%/4             Yes            N/A
  2        Actual/360          0.0523%    10/11/2031   10/11/11       Lock/113_0%/7             Yes            N/A
  3        Actual/360          0.0523%    03/01/2012        N/A       Lock/117_0%/3             Yes            N/A
  4        ACTUAL/360          0.0823%    03/01/2012        N/A       LOCK/116_0%/4             YES
 4A                                                                                                            N/A
 4B                                                                                                            N/A
 4C                                                                                                            N/A
 4D                                                                                                            N/A
 4E                                                                                                            N/A
 4F                                                                                                            N/A
 4G                                                                                                            N/A
 4H                                                                                                            N/A
 4I                                                                                                            N/A
 4J                                                                                                            N/A
 4K                                                                                                            N/A
 4L                                                                                                            N/A
 4M                                                                                                            N/A
 4N                                                                                                            N/A
 4O                                                                                                            N/A
 4P                                                                                                            N/A
 4Q                                                                                                            N/A
 4R                                                                                                            N/A
 4S                                                                                                            N/A
 4T                                                                                                            N/A
 4U                                                                                                            N/A
 4V                                                                                                            N/A
 4W                                                                                                            N/A
 4X                                                                                                            N/A
 4Y                                                                                                            N/A
 4Z                                                                                                            N/A
4AA                                                                                                            N/A
  5        Actual/360          0.0523%    09/01/2011        N/A       Lock/117_0%/3             Yes            N/A
  6        Actual/360          0.0523%    09/01/2011        N/A       Lock/117_0%/3             Yes            N/A
  7        Actual/360          0.0523%    09/01/2011        N/A       Lock/117_0%/3             Yes            N/A
  8        Actual/360          0.0523%    12/11/2011        N/A       Lock/117_0%/3             Yes            N/A
  9        Actual/360          0.0523%    10/01/2012        N/A       Lock/173_0%/7             Yes            N/A
 10        Actual/360          0.0523%    01/11/2032    1/11/12       Lock/116_0%/4             Yes            N/A
 11        Actual/360          0.0523%    11/11/2011        N/A       Lock/114_0%/6             Yes            No
 12        Actual/360          0.0523%    10/11/2011        N/A       Lock/117_0%/3             Yes            N/A
 13        Actual/360          0.0523%    11/11/2011        N/A       Lock/117_0%/3             Yes            N/A
 14        Actual/360          0.1023%    11/01/2011        N/A       Lock/116_0%/4             Yes            N/A
 15        Actual/360          0.0523%    01/01/2027     1/1/12       Lock/116_0%/4             Yes            No
 16        Actual/360          0.1323%    02/01/2012        N/A       Lock/116_0%/4             Yes            No
 17        Actual/360          0.0823%    02/01/2012        N/A       Lock/116_0%/4             Yes            N/A
 18        Actual/360          0.1023%    12/01/2011        N/A       Lock/116_0%/4             Yes            N/A
 19        Actual/360          0.0523%    11/11/2011        N/A       Lock/117_0%/3             Yes            N/A
 20        Actual/360          0.0523%    10/11/2011        N/A       Lock/117_0%/3             Yes            N/A
 21        Actual/360          0.0523%    10/11/2011        N/A       Lock/117_0%/3             Yes            N/A
 22        Actual/360          0.1023%    10/01/2011        N/A    Lock/35_YM1/81_0%/4          No             N/A
 23        Actual/360          0.0523%    12/11/2011        N/A       Lock/117_0%/3             Yes            N/A
 24        Actual/360          0.0523%    10/11/2011        N/A       Lock/117_0%/3             Yes            N/A
 25        Actual/360          0.0523%    01/01/2012        N/A       Lock/117_0%/3             Yes            N/A
 26        Actual/360          0.0823%    12/01/2011        N/A    Lock/35_YM1/81_0%/4          No             N/A
 27        Actual/360          0.1123%    03/01/2012        N/A       Lock/116_0%/4             Yes            N/A
 28        Actual/360          0.0823%    11/01/2011        N/A       Lock/116_0%/4             Yes            N/A
 29        Actual/360          0.0523%    12/01/2011        N/A       Lock/117_0%/3             Yes            N/A
 30        Actual/360          0.0523%    03/01/2032     3/1/12       Lock/117_0%/3             Yes            N/A
 31        Actual/360          0.0523%    12/01/2011        N/A       Lock/117_0%/3             Yes            N/A
 32        Actual/360          0.0523%    01/01/2012        N/A       Lock/117_0%/3             Yes            N/A
 33        Actual/360          0.0523%    01/01/2012        N/A       Lock/117_0%/3             Yes            N/A
 34        Actual/360          0.0823%    11/01/2011        N/A       Lock/116_0%/4             Yes            N/A
 35        Actual/360          0.1323%    01/01/2012        N/A       Lock/116_0%/4             Yes            No
 36        Actual/360          0.0523%    11/11/2006        N/A        Lock/57_0%/3             Yes            N/A
 37        Actual/360          0.0523%    11/11/2011        N/A       Lock/117_0%/3             Yes            N/A
 38        Actual/360          0.0523%    10/11/2011        N/A       Lock/114_0%/6             Yes            N/A
 39        Actual/360          0.0823%    03/01/2012        N/A       Lock/116_0%/4             Yes            N/A
 40        Actual/360          0.1323%    12/01/2011        N/A       Lock/116_0%/4             Yes            N/A
 41        Actual/360          0.0523%    11/11/2011        N/A       Lock/117_0%/3             Yes            N/A
 42        Actual/360          0.0523%    11/01/2011        N/A       Lock/117_0%/3             Yes            N/A
 43        Actual/360          0.0823%    10/01/2011        N/A       Lock/116_0%/4             Yes            N/A
 44        Actual/360          0.0523%    10/11/2011        N/A       Lock/114_0%/6             Yes            N/A
 45        Actual/360          0.0523%    12/01/2011        N/A       Lock/117_0%/3             Yes            No
 46        Actual/360          0.0523%    11/11/2011        N/A       Lock/117_0%/3             Yes            N/A
 47        Actual/360          0.0523%    10/11/2011        N/A       Lock/117_0%/3             Yes            N/A
 48        Actual/360          0.0823%    02/01/2017        N/A       Lock/176_0%/4             Yes            N/A
 49        Actual/360          0.1023%    02/01/2012        N/A       Lock/117_0%/3             Yes            N/A
 50        Actual/360          0.0523%    02/01/2012        N/A       Lock/117_0%/3             Yes            N/A
 51        Actual/360          0.0523%    10/11/2011        N/A       Lock/117_0%/3             Yes            N/A
 52        Actual/360          0.0523%    01/01/2012        N/A       Lock/117_0%/3             Yes            N/A
 53        Actual/360          0.0823%    12/01/2011        N/A       Lock/116_0%/4             Yes            N/A
 54        Actual/360          0.0523%    09/11/2011        N/A       Lock/114_0%/6             Yes            N/A
 55        Actual/360          0.1323%    12/01/2016        N/A       Lock/176_0%/4             Yes            N/A
 56        Actual/360          0.0723%    08/11/2011        N/A       Lock/117_0%/3             Yes            N/A
 57        Actual/360          0.1323%    10/01/2011        N/A       Lock/116_0%/4             Yes            N/A
 58        Actual/360          0.0523%    03/01/2032     3/1/14       Lock/140_0%/4             Yes            N/A
 59        Actual/360          0.1323%    01/01/2012        N/A    Lock/59_YM1/57_0%/4          No             No
 60        Actual/360          0.0523%    09/11/2011        N/A       Lock/117_0%/3             Yes            N/A
 61        Actual/360          0.0523%    06/11/2011        N/A       Lock/117_0%/3             Yes            N/A
 62        Actual/360          0.0823%    09/01/2011        N/A    Lock/59_YM1/57_0%/4          No             N/A
 63        Actual/360          0.0523%    11/11/2011        N/A       Lock/117_0%/3             Yes            N/A
 64        Actual/360          0.1323%    02/01/2012        N/A       Lock/116_0%/4             Yes            No
 65        Actual/360          0.1323%    01/01/2012        N/A       Lock/116_0%/4             Yes            No
 66        Actual/360          0.0523%    11/11/2011        N/A       Lock/117_0%/3             Yes            N/A
 67        Actual/360          0.0523%    08/11/2011        N/A       Lock/117_0%/3             Yes            N/A
 68        Actual/360          0.0523%    08/11/2031    8/11/11       Lock/118_0%/2             Yes            N/A
 69        Actual/360          0.0523%    12/11/2011        N/A       Lock/117_0%/3             Yes            No
 70        Actual/360          0.1323%    12/01/2011        N/A       Lock/116_0%/4             Yes            N/A
 71        Actual/360          0.0823%    02/01/2012        N/A       Lock/116_0%/4             Yes            N/A
 72        Actual/360          0.0523%    09/11/2011        N/A       Lock/114_0%/6             Yes            N/A
 73        Actual/360          0.0523%    11/01/2031    11/1/11       Lock/116_0%/4             Yes            N/A
 74        Actual/360          0.0523%    07/11/2011        N/A       Lock/117_0%/3             Yes            N/A
 75        Actual/360          0.0523%    10/01/2031    10/1/11       Lock/116_0%/4             Yes            N/A
 76        Actual/360          0.0523%    07/11/2011        N/A       Lock/117_0%/3             Yes            N/A
 77        Actual/360          0.0523%    11/01/2031    11/1/11       Lock/116_0%/4             Yes            N/A
 78        Actual/360          0.0523%    12/01/2026    12/1/11        YM3/116_0%/4             No             N/A
 79        Actual/360          0.0523%    10/01/2031    10/1/11       Lock/116_0%/4             Yes            N/A
 80        Actual/360          0.0523%    07/11/2011        N/A       Lock/114_0%/6             Yes            N/A
 81        Actual/360          0.0523%    10/11/2011        N/A       Lock/117_0%/3             Yes            N/A
 82        Actual/360          0.0523%    09/11/2011        N/A       Lock/114_0%/6             Yes            N/A
 83        Actual/360          0.0523%    12/01/2011        N/A       Lock/117_0%/3             Yes            N/A
 84        Actual/360          0.0523%    12/01/2011        N/A       Lock/117_0%/3             Yes            No
 85        Actual/360          0.0523%    11/11/2011        N/A       Lock/114_0%/6             Yes            N/A
 86        Actual/360          0.0523%    09/11/2011        N/A       Lock/114_0%/6             Yes            N/A
 87        Actual/360          0.0523%    07/11/2011        N/A       Lock/114_0%/6             Yes            No
 88        Actual/360          0.0523%    11/01/2031    11/1/11       Lock/116_0%/4             Yes            N/A
 89        Actual/360          0.1323%    01/01/2012        N/A       Lock/116_0%/4             Yes            No
 90        Actual/360          0.1023%    02/01/2012        N/A       Lock/117_0%/3             Yes            N/A
 91        Actual/360          0.0523%    12/01/2011        N/A       Lock/117_0%/3             Yes            No
 92        Actual/360          0.0523%    01/01/2027     1/1/12       Lock/116_0%/4             Yes            N/A
 93        Actual/360          0.0523%    12/11/2011        N/A       Lock/117_0%/3             Yes            N/A
 94        Actual/360          0.0523%    02/01/2027     2/1/12       Lock/116_0%/4             Yes            N/A
 95        Actual/360          0.0523%    12/01/2011        N/A       Lock/117_0%/3             Yes            N/A
 96        Actual/360          0.0523%    09/01/2011        N/A       Lock/117_0%/3             Yes            N/A
 97        Actual/360          0.0523%    10/11/2011        N/A       Lock/114_0%/6             Yes            N/A
 98        Actual/360          0.1323%    03/01/2022        N/A       Lock/236_0%/4             Yes            N/A
 99        Actual/360          0.0523%    10/11/2011        N/A       Lock/117_0%/3             Yes            N/A
100        Actual/360          0.0523%    11/01/2009        N/A       Lock/114_0%/6             Yes            Yes
101        Actual/360          0.0823%    02/01/2012        N/A       Lock/116_0%/4             Yes            N/A
102        Actual/360          0.0523%    11/01/2011        N/A       Lock/117_0%/3             Yes            N/A
103        Actual/360          0.0823%    12/01/2011        N/A       Lock/116_0%/4             Yes            N/A
104        Actual/360          0.0523%    11/11/2011        N/A       Lock/114_0%/6             Yes            N/A
105        Actual/360          0.0523%    12/11/2011        N/A       Lock/117_0%/3             Yes            N/A
106        Actual/360          0.1323%    01/01/2012        N/A       Lock/116_0%/4             Yes            N/A
107        Actual/360          0.0523%    10/11/2011        N/A       Lock/114_0%/6             Yes            N/A
108        Actual/360          0.1323%    10/01/2011        N/A    Lock/35_YM1/81_0%/4          No             N/A
109        Actual/360          0.0523%    11/11/2011        N/A       Lock/117_0%/3             Yes            N/A
110        Actual/360          0.0523%    12/11/2011        N/A       Lock/114_0%/6             Yes            N/A
111        Actual/360          0.0523%    09/11/2011        N/A       Lock/117_0%/3             Yes            N/A
112        Actual/360          0.0523%    10/11/2011        N/A       Lock/114_0%/6             Yes            N/A
113        Actual/360          0.0523%    10/11/2011        N/A       Lock/114_0%/6             Yes            N/A
114        Actual/360          0.0523%    11/11/2011        N/A       Lock/114_0%/6             Yes            No
115        Actual/360          0.0523%    09/11/2011        N/A       Lock/114_0%/6             Yes            N/A
116        Actual/360          0.0523%    09/11/2011        N/A       Lock/114_0%/6             Yes            N/A
117        Actual/360          0.0823%    03/01/2012        N/A       Lock/116_0%/4             Yes            N/A
118        Actual/360          0.0523%    09/11/2011        N/A       Lock/114_0%/6             Yes            N/A
119        Actual/360          0.0523%    10/11/2011        N/A       Lock/114_0%/6             Yes            N/A
120        Actual/360          0.0823%    01/01/2017        N/A       Lock/176_0%/4             Yes            N/A
121        Actual/360          0.0523%    10/11/2011        N/A       Lock/114_0%/6             Yes            N/A
122        Actual/360          0.0523%    07/11/2011        N/A       Lock/114_0%/6             Yes            N/A
123        Actual/360          0.0523%    07/11/2011        N/A       Lock/114_0%/6             Yes            N/A
124        Actual/360          0.0523%    12/11/2011        N/A       Lock/114_0%/6             Yes            N/A
125        Actual/360          0.0523%    10/11/2011        N/A       Lock/117_0%/3             Yes            N/A
126        Actual/360          0.0523%    11/11/2011        N/A       Lock/114_0%/6             Yes            N/A
127        Actual/360          0.0523%    09/11/2011        N/A       Lock/117_0%/3             Yes            N/A
128        Actual/360          0.0523%    12/11/2011        N/A       Lock/114_0%/6             Yes            N/A
129        Actual/360          0.0523%    10/11/2011        N/A       Lock/114_0%/6             Yes            No
130        Actual/360          0.0523%    10/11/2011        N/A       Lock/114_0%/6             Yes            N/A
131        Actual/360          0.0523%    08/11/2011        N/A       Lock/114_0%/6             Yes            N/A
132        Actual/360          0.1323%    10/01/2016        N/A       Lock/176_0%/4             Yes            N/A
133        Actual/360          0.0523%    07/11/2011        N/A       Lock/114_0%/6             Yes            N/A
134        Actual/360          0.0523%    10/11/2011        N/A       Lock/117_0%/3             Yes            N/A
135        Actual/360          0.0523%    11/11/2011        N/A       Lock/114_0%/6             Yes            N/A
136        Actual/360          0.0523%    10/11/2011        N/A       Lock/114_0%/6             Yes            N/A
137        Actual/360          0.0523%    08/11/2016        N/A       Lock/174_0%/6             Yes            N/A
138        Actual/360          0.1323%    01/01/2012        N/A       Lock/116_0%/4             Yes            N/A
139        Actual/360          0.0523%    09/11/2011        N/A       Lock/114_0%/6             Yes            N/A
140        Actual/360          0.0523%    09/11/2011        N/A       Lock/114_0%/6             Yes            N/A
141        Actual/360          0.0523%    07/11/2011        N/A       Lock/114_0%/6             Yes            N/A
142        Actual/360          0.0523%    07/11/2011        N/A       Lock/114_0%/6             Yes            N/A
143        Actual/360          0.0523%    07/11/2011        N/A       Lock/114_0%/6             Yes            N/A
144        Actual/360          0.0523%    08/11/2011        N/A       Lock/114_0%/6             Yes            N/A
145        Actual/360          0.0523%    10/11/2011        N/A       Lock/114_0%/6             Yes            N/A
146        Actual/360          0.0523%    10/11/2011        N/A       Lock/114_0%/6             Yes            N/A
147        Actual/360          0.0523%    09/11/2011        N/A       Lock/114_0%/6             Yes            N/A
148        Actual/360          0.0523%    12/11/2011        N/A       Lock/114_0%/6             Yes            N/A
149        Actual/360          0.0523%    06/11/2011        N/A       Lock/114_0%/6             Yes            N/A
150        Actual/360          0.0523%    08/11/2011        N/A       Lock/114_0%/6             Yes            N/A
151        Actual/360          0.0523%    08/11/2011        N/A       Lock/114_0%/6             Yes            N/A
152        Actual/360          0.0523%    10/11/2011        N/A       Lock/114_0%/6             Yes            N/A
153        Actual/360          0.0523%    09/11/2011        N/A       Lock/117_0%/3             Yes            N/A
154        Actual/360          0.0523%    07/11/2011        N/A       Lock/114_0%/6             Yes            N/A
155        Actual/360          0.0523%    10/11/2011        N/A       Lock/114_0%/6             Yes            N/A
156        Actual/360          0.0523%    06/11/2011        N/A       Lock/114_0%/6             Yes            N/A

      ENVIRONMENTAL     FEE/
 #      INSURANCE     LEASEHOLD   LETTER OF CREDIT AMOUNT
---     ---------     ---------   -----------------------
  1        No            Fee              $850,000
  2        No            Fee                N/A
  3        Yes           Fee              $150,000
  4                      FEE
 4A        No                               N/A
 4B        No                               N/A
 4C        No                               N/A
 4D        No                               N/A
 4E        No                               N/A
 4F        No                               N/A
 4G        No                               N/A
 4H        No                               N/A
 4I        No                               N/A
 4J        No                               N/A
 4K        No                               N/A
 4L        No                               N/A
 4M        No                               N/A
 4N        No                               N/A
 4O        No                               N/A
 4P        No                               N/A
 4Q        No                               N/A
 4R        No                               N/A
 4S        No                               N/A
 4T        No                               N/A
 4U        No                               N/A
 4V        No                               N/A
 4W        No                               N/A
 4X        No                               N/A
 4Y        No                               N/A
 4Z        No                               N/A
4AA        No                               N/A
  5        No            Fee                 $0
  6        Yes           Fee                 $0
  7        No            Fee                 $0
  8        No            Fee                 $0
  9        No            Fee                 $0
 10       #N/A           Fee                 $0
 11       #N/A           Fee                 $0
 12        No            Fee             $1,500,000
 13       #N/A           Fee                 $0
 14        No            Fee                N/A
 15        No            Fee                 $0
 16        No            Fee                N/A
 17        No            Fee              $800,000
 18        No            Fee                N/A
 19       #N/A           Fee                 $0
 20        No            Fee                 $0
 21        No            Fee              $525,000
 22        No            Fee                N/A
 23        No            Fee                 $0
 24        No            Fee                 $0
 25        No            Fee                 $0
 26        No            Fee                N/A
 27        No            Fee                N/A
 28        No            Fee                N/A
 29        No            Fee                 $0
 30        No            Fee                 $0
 31        No            Fee                 $0
 32        No            Fee                 $0
 33        No            Fee                 $0
 34        No            Fee                N/A
 35        No            Fee                N/A
 36        No            Fee                 $0
 37       #N/A           Fee                 $0
 38       #N/A           Fee                 $0
 39        No            Fee                N/A
 40        No            Fee                N/A
 41       #N/A           Fee                 $0
 42        No            Fee                 $0
 43        No            Fee                N/A
 44        No            Fee                 $0
 45        No            Fee                 $0
 46       #N/A           Fee                 $0
 47       #N/A           Fee                 $0
 48        No            Fee                N/A
 49        Yes           Fee                 $0
 50        No            Fee                 $0
 51       #N/A           Fee                 $0
 52        No            Fee                 $0
 53        No            Fee                N/A
 54       #N/A           Fee                 $0
 55        No            Fee                N/A
 56       #N/A           Fee                 $0
 57        No            Fee                N/A
 58        No            Fee                 $0
 59        No            Fee                N/A
 60       #N/A           Fee                 $0
 61       #N/A           Fee                 $0
 62        No            Fee                N/A
 63       #N/A           Fee                 $0
 64        No            Fee              $250,000
 65        No            Fee                N/A
 66       #N/A           Fee                 $0
 67       #N/A           Fee                 $0
 68       #N/A           Fee                 $0
 69       #N/A           Fee                 $0
 70        No            Fee                N/A
 71        No            Fee                N/A
 72       #N/A           Fee                 $0
 73        No            Fee                 $0
 74       #N/A           Fee                 $0
 75       #N/A           Fee                 $0
 76       #N/A           Fee                 $0
 77        No            Fee                 $0
 78       #N/A        Leasehold              $0
 79       #N/A           Fee                 $0
 80       #N/A           Fee                 $0
 81       #N/A           Fee                 $0
 82       #N/A           Fee                 $0
 83       #N/A           Fee                 $0
 84       #N/A           Fee                 $0
 85       #N/A           Fee                 $0
 86       #N/A           Fee                 $0
 87       #N/A           Fee                 $0
 88       #N/A           Fee                 $0
 89        Yes           Fee                N/A
 90       #N/A           Fee                 $0
 91       #N/A           Fee                 $0
 92        No            Fee                 $0
 93       #N/A           Fee                 $0
 94       #N/A           Fee                 $0
 95       #N/A           Fee                 $0
 96       #N/A           Fee                 $0
 97       #N/A           Fee                 $0
 98        Yes           Fee                N/A
 99       #N/A           Fee                 $0
100       #N/A           Fee                 $0
101        Yes           Fee                N/A
102       #N/A           Fee                 $0
103       #N/A           Fee                N/A
104       #N/A           Fee                 $0
105       #N/A           Fee                 $0
106        Yes           Fee                N/A
107       #N/A           Fee                 $0
108        No            Fee                N/A
109       #N/A           Fee                 $0
110       #N/A           Fee                 $0
111       #N/A           Fee                 $0
112       #N/A           Fee                 $0
113       #N/A           Fee                 $0
114       #N/A           Fee                 $0
115       #N/A           Fee                 $0
116       #N/A           Fee                 $0
117        Yes           Fee                N/A
118       #N/A           Fee                 $0
119       #N/A           Fee                 $0
120       #N/A           Fee                N/A
121       #N/A           Fee                 $0
122       #N/A           Fee                 $0
123       #N/A           Fee                 $0
124       #N/A           Fee                 $0
125       #N/A           Fee                 $0
126       #N/A           Fee                 $0
127       #N/A           Fee                 $0
128       #N/A           Fee                 $0
129       #N/A           Fee                 $0
130       #N/A           Fee                 $0
131       #N/A           Fee                 $0
132       #N/A           Fee                N/A
133       #N/A           Fee                 $0
134       #N/A           Fee                 $0
135       #N/A           Fee                 $0
136       #N/A           Fee                 $0
137       #N/A           Fee                 $0
138       #N/A           Fee                N/A
139       #N/A           Fee                 $0
140       #N/A           Fee                 $0
141       #N/A           Fee                 $0
142       #N/A           Fee                 $0
143       #N/A           Fee                 $0
144       #N/A           Fee                 $0
145       #N/A           Fee                 $0
146       #N/A           Fee                 $0
147       #N/A           Fee                 $0
148       #N/A           Fee                 $0
149       #N/A           Fee                 $0
150       #N/A           Fee                 $0
151       #N/A           Fee                 $0
152       #N/A           Fee                 $0
153       #N/A           Fee                 $0
154       #N/A           Fee                 $0
155       #N/A           Fee                 $0
156       #N/A           Fee                 $0

 #                                   LETTER OF CREDIT DESCRIPTION
---                                  ----------------------------
  1                              Homelife Letter of Credit ($850,000)
  2                                              N/A
  3                        Replacement Reserve Escrow & Security Agreement
  4
 4A                                              N/A
 4B                                              N/A
 4C                                              N/A
 4D                                              N/A
 4E                                              N/A
 4F                                              N/A
 4G                                              N/A
 4H                                              N/A
 4I                                              N/A
 4J                                              N/A
 4K                                              N/A
 4L                                              N/A
 4M                                              N/A
 4N                                              N/A
 4O                                              N/A
 4P                                              N/A
 4Q                                              N/A
 4R                                              N/A
 4S                                              N/A
 4T                                              N/A
 4U                                              N/A
 4V                                              N/A
 4W                                              N/A
 4X                                              N/A
 4Y                                              N/A
 4Z                                              N/A
4AA                                              N/A
  5                                              N/A
  6                                              N/A
  7                                              N/A
  8                                              N/A
  9                                              N/A
 10                                              N/A
 11                                              N/A
 12    Organized Living Letter of Credit ($1,000,000); Pottery Barn Letter of Credit ($500,000)
 13                                              N/A
 14                                              N/A
 15                                              N/A
 16                                              N/A
 17   Mitigate possible exposure to lawsuit against Home Depot and coutersued against borrower.
 18                                              N/A
 19                                              N/A
 20                                              N/A
 21                                     TILC Letter of Credit
 22                                              N/A
 23                                              N/A
 24                                              N/A
 25                                              N/A
 26                                              N/A
 27                                              N/A
 28                                              N/A
 29                                              N/A
 30                                              N/A
 31                                              N/A
 32                                              N/A
 33                                              N/A
 34                                              N/A
 35                                              N/A
 36                                              N/A
 37                                              N/A
 38                                              N/A
 39                                              N/A
 40                                              N/A
 41                                              N/A
 42                                              N/A
 43                                              N/A
 44                                              N/A
 45                                              N/A
 46                                              N/A
 47                                              N/A
 48                                              N/A
 49                                              N/A
 50                                              N/A
 51                                              N/A
 52                                              N/A
 53                                              N/A
 54                                              N/A
 55                                              N/A
 56                                              N/A
 57                                              N/A
 58                                              N/A
 59                                              N/A
 60                                              N/A
 61                                              N/A
 62                                              N/A
 63                                              N/A
 64                                        Security Deposit
 65                                              N/A
 66                                              N/A
 67                                              N/A
 68                                              N/A
 69                                              N/A
 70                                              N/A
 71                                              N/A
 72                                              N/A
 73                                              N/A
 74                                              N/A
 75                                              N/A
 76                                              N/A
 77                                              N/A
 78                                              N/A
 79                                              N/A
 80                                              N/A
 81                                              N/A
 82                                              N/A
 83                                              N/A
 84                                              N/A
 85                                              N/A
 86                                              N/A
 87                                              N/A
 88                                              N/A
 89                                              N/A
 90                                              N/A
 91                                              N/A
 92                                              N/A
 93                                              N/A
 94                                              N/A
 95                                              N/A
 96                                              N/A
 97                                              N/A
 98                                              N/A
 99                                              N/A
100                                              N/A
101                                              N/A
102                                              N/A
103                                              N/A
104                                              N/A
105                                              N/A
106                                              N/A
107                                              N/A
108                                              N/A
109                                              N/A
110                                              N/A
111                                              N/A
112                                              N/A
113                                              N/A
114                                              N/A
115                                              N/A
116                                              N/A
117                                              N/A
118                                              N/A
119                                              N/A
120                                              N/A
121                                              N/A
122                                              N/A
123                                              N/A
124                                              N/A
125                                              N/A
126                                              N/A
127                                              N/A
128                                              N/A
129                                              N/A
130                                              N/A
131                                              N/A
132                                              N/A
133                                              N/A
134                                              N/A
135                                              N/A
136                                              N/A
137                                              N/A
138                                              N/A
139                                              N/A
140                                              N/A
141                                              N/A
142                                              N/A
143                                              N/A
144                                              N/A
145                                              N/A
146                                              N/A
147                                              N/A
148                                              N/A
149                                              N/A
150                                              N/A
151                                              N/A
152                                              N/A
153                                              N/A
154                                              N/A
155                                              N/A
156                                              N/A

(A) THE UNDERLYING MORTGAGE LOANS SECURED BY TUTTLE CROSSING, WESTERN HILLS MARKETPLACE, AND MONTGOMERY CROSSING ARE CROSS-COLLATERALIZED AND CROSS-DEFAULTED, RESPECTIVELY. THESE LOANS ARE REFERRED TO COLLECTIVELY AS THE "SSC PORTFOLIO" IN THE PROSPECTUS.
(B) THE UNDERLYING MORTGAGE LOANS SECURED BY HAWTHORNE APARTMENTS AND PINECREST APARTMENTS ARE CROSS-COLLATERALIZED AND CROSS-DEFAULTED, RESPECTIVELY.
(1)   ASSUMES A CUT-OFF DATE OF MARCH 11, 2002.
(2) THE UNDERLYING MORTGAGE LOAN SECURED BY RAYTHEON BUILDING REQUIRES MONTHLY PAYMENTS OF:
      $137,921.98 FROM 2/1/2002 THROUGH AND INCLUDING 7/1/2003
      $146,639.90 FROM 8/1/2003 THROUGH AND INCLUDING 1/1/2006
      $170,486.40 FROM 2/1/2006 THROUGH AND INCLUDING 1/1/2008, AND
      $127,870.83 FROM 2/1/2008 THROUGH THE REMAINDER OF THE TERM.
(3) IN THE CASE OF THE ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.
(4)   ANTICIPATED REPAYMENT DATE.
(5)   PREPAYMENT PROVISION AS OF ORIGINATION:
      LOCK/(x) = LOCKOUT OR DEFEASANCE FOR (x) PAYMENTS
      YMA/(x) = GREATER OF YIELD MAINTENANCE PREMIUM AND A% PREPAYMENT FOR (x) PAYMENTS
      A%/(x) = A% PREPAYMENT FOR (x) PAYMENTS
      0%/(x) = PREPAYABLE AT PAR FOR (x) PAYMENTS
(6)   "YES" MEANS THAT DEFEASANCE IS PERMITTED NOTWITHSTANDING THE LOCKOUT
      PERIOD.

                                                                   SCHEDULE II-A

   MORTGAGE LOAN SCHEDULE FOR CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC

1. Newhall Avenue Apartments (loan number 87)

2. Cherry Estates Mobile Home Park (loan number 114)

3. 18000 Encino Plaza (loan number 129)

                                                                    SCHEDULE III

                   MORTGAGE LOANS CONSTITUTING MORTGAGE GROUPS

1. Hawthorne Apartments (loan number 115) and Pinecrest Apartments (loan number 116).

                                                                     SCHEDULE IV

                         MORTGAGE LOANS WITH LOST NOTES

                                      NONE

                                                                      SCHEDULE V

                             EXCEPTIONS TO SELLER'S
                         REPRESENTATIONS AND WARRANTIES

            Reference is made to the Representations and Warranties contained in Exhibit A corresponding to the roman numerals listed below:

Exceptions to Sections [liv]:

Oakridge Portfolio - With respect to subsection (vi), the borrower is not required to provide an opinion of counsel that such defeasance will not result in the imposition of tax on the assets of the trust fund or cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC for federal or applicable state tax purposes.

Bridgepark - With respect to subsection (vii), the borrower is not required to obtain Rating Agency consent in the case of defeasance of the Mortgage Loan.

EXHIBIT A

                    REPRESENTATIONS AND WARRANTIES OF SELLER
                          REGARDING THE MORTGAGE LOANS

            (i) Immediately prior to the sale, transfer and assignment to the Depositor, no Note or Mortgage was subject to any assignment (other than assignments which show a complete chain of assignment to the Seller), participation or pledge, and the Seller had good and marketable title to, and was the sole owner of, the related Mortgage Loan;

            (ii) Each Mortgage Loan was either:

                  (A) originated by a savings and loan association, savings
            bank, commercial bank, credit union, or insurance company, which is supervised and examined by a Federal or State authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act (any of the foregoing, including the Seller, a "Qualified Originator"); or

                  (B) if originated by a person which is not a Qualified
            Originator (any such person, a "Non-Qualified Originator"), then:

                        (1) such Mortgage Loan was underwritten in accordance
                  with standards established by a Qualified Originator, using application forms and related credit documents approved by the Qualified Originator;

                        (2) the Qualified Originator approved each application
                  and related credit documents before a commitment by the Non-Qualified Originator was issued, and no such commitment was issued until the Qualified Originator agreed to fund such Mortgage Loan;

                        (3) the Mortgage Loan was originated by the
                  Non-Qualified Originator pursuant to an ongoing, standing relationship with the Qualified Originator; and

                        (4) the closing documents for the Mortgage Loan were
                  prepared on forms approved by the Qualified Originator, and, pursuant to the Non-Qualified Originator's ongoing, standing relationship with the Qualified Originator, either:

                              (a) such closing documents reflect the Qualified
                        Originator as the original mortgagee, and such Mortgage Loan was actually funded by the Qualified Originator at the closing thereof;

                              (b) such closing documents reflect the
                        Non-Qualified Originator as the original mortgagee, but include assignment documents executed by the Non-Qualified Originator in favor of the Qualified Originator at the time of the closing of the Mortgage Loan, reflecting the Qualified Originator as the successor and assign to the Non-Qualified Originator, and the Mortgage Loan was funded initially by the Non-Qualified Originator at the closing thereof and then acquired by the Qualified Originator from such Non-Qualified Originator; or

                              (c) such closing documents reflect the
                        Non-Qualified Originator as the original mortgagee, but include assignment documents executed by the Non-Qualified Originator in favor of the Qualified Originator at the time of the closing of the Mortgage Loan, reflecting the Qualified Originator as the successor and assign to the Non-Qualified Originator, and the Mortgage Loan was funded initially by the Qualified Originator at the closing thereof and then acquired by the Qualified Originator from such Non-Qualified Originator.

            (iii) The Seller has full right and authority to sell, assign and transfer such Mortgage Loan and the assignment to the Depositor constitutes a legal, valid and binding assignment of such Mortgage Loan;

            (iv) The Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan;

            (v) As of origination, to Seller's knowledge, based on the related borrower's representations and covenants in the related mortgage loan documents, the borrower, lessee and/or operator was in possession of all licenses, permits, and authorizations then required for use of the Mortgaged Property which were valid and in full force and effect as of the origination date;

            (vi) Each related Note, Mortgage, assignment of leases (if any) and other agreement executed by or for the benefit of the related borrower, any guarantor or their successors or assigns in connection with such Mortgage Loan is the legal, valid and binding obligation of the related borrower, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and there is no valid offset, defense, counterclaim, or right of rescission available to the related borrower with respect to such Note, Mortgage, assignment of leases and other agreements, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (vii) Each related assignment of leases creates a valid first priority collateral assignment of, or a valid first priority lien or security interest in, certain rights under the related lease or leases, subject only to a license granted to the related borrower to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); no person other than the related borrower owns any interest in any payments due under such lease or leases that is superior to or of equal priority with the lender's interest therein;

            (viii) Each related assignment of Mortgage from the Seller to the Depositor and related assignment of the assignment of leases, if any, or assignment of any other agreement executed by or for the benefit of the related borrower, any guarantor or their successors or assigns in connection with such Mortgage Loan from the Seller to the Depositor constitutes the legal, valid and binding assignment from the Seller to the Depositor, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (ix) Since origination (a) except as set forth in the related mortgage file, such Mortgage Loan has not been modified, altered, satisfied, canceled, subordinated or rescinded and (b) each related Mortgaged Property has not been released from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage;

            (x) Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property (subject to Permitted Encumbrances (as defined below)), except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and such Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy (as described below). A UCC financing statement has been filed and/or recorded (or sent for filing or recording) in all places necessary to perfect a valid security interest in the personal property necessary to operate the Mortgaged Property; any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid and enforceable lien on property described therein, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (xi) The Seller has not taken any action that would cause the representations and warranties made by the related borrower in the related Mortgage Loan Documents not to be true;

            (xii) The Seller has no knowledge that the material representations and warranties made by the related borrower in the related Mortgage Loan Documents are not true in any material respect;

            (xiii) The lien of each related Mortgage is a first priority lien on the fee or leasehold interest of the related borrower in the principal amount of such Mortgage Loan or allocated loan amount of the portions of the Mortgaged Property covered thereby (as set forth in the related Mortgage) after all advances of principal and is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, insuring the Seller and its successors and assigns as to such lien, subject only to (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property and (c) the exceptions (general and specific) and exclusions set forth in such policy, none of which, individually or in the aggregate, materially interferes with the current general use of the Mortgaged Property or materially interferes with the security intended to be provided by such Mortgage or with the related borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property (items
(a), (b) and (c) collectively, "Permitted Encumbrances"); the premium for such policy was paid in full; such policy (or if it is yet to be issued, the coverage to be afforded thereby) is issued by a title insurance company licensed to issue policies in the state in which the related Mortgaged Property is located (unless such state is Iowa) and is assignable (with the related Mortgage Loan) to the Depositor and the Trustee without the consent of or any notification to the insurer, and is in full force and effect upon the consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement; no claims have been made under such policy and the Seller has not undertaken any action or omitted to take any action, and has no knowledge of any such act or omission, which would impair or diminish the coverage of such policy;

            (xiv) The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and no future advances have been made which are not reflected in the related mortgage file;

            (xv) Except as set forth in a property inspection report or engineering report prepared in connection with the origination of the Mortgage Loan, as of the later of the date of origination of such Mortgage Loan or the most recent inspection of the related Mortgaged Property by the Seller, as applicable, and to the knowledge of Seller as of the date hereof, each related Mortgaged Property is free of any material damage that would affect materially and adversely the use or value of such Mortgaged Property as security for the Mortgage Loan (normal wear and tear excepted) or reserves have been established to cover the costs to remediate such damage and, as of the closing date for each Mortgage Loan and, to the Seller's knowledge, as of the date hereof, there is no proceeding pending for the total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the use or value of the Mortgaged Property;

            (xvi) The Seller has inspected or caused to be inspected each related Mortgaged Property within the past twelve months, or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgaged Property within three months of origination of the Mortgage Loan;

            (xvii) No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature other than the ARD Loans which may have negative amortization from and after the Anticipated Repayment Date;

            (xviii) Each Mortgage Loan is a whole loan and contains no equity participation by Seller;

            (xix) The Mortgage Rate (exclusive of any default interest, late charges, or prepayment premiums) of such Mortgage Loan complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury. Except to the extent any noncompliance did not materially and adversely affect the value of the related Mortgaged Property, the security provided by the Mortgage or the related borrower's operations at the related Mortgaged Property, any and all other requirements of any federal, state or local laws, including, without limitation, truth-in-lending, real estate settlement procedures, equal credit opportunity or disclosure laws, applicable to such Mortgage Loan have been complied with as of the date of origination of such Mortgage Loan;

            (xx) Neither the Seller nor to the Seller's knowledge, any originator, committed any fraudulent acts during the origination process of any Mortgage Loan and the origination, servicing and collection of each Mortgage Loan is in all respects legal, proper and prudent in accordance with customary commercial mortgage lending standards, and no other person has been granted or conveyed the right to service the Mortgage Loans or receive any consideration in connection therewith, except as provided in the Pooling and Servicing Agreement or any permitted subservicing agreements;

            (xxi) All taxes and governmental assessments that became due and owing prior to the date hereof with respect to each related Mortgaged Property and that are or may become a lien of priority equal to or higher than the lien of the related Mortgage have been paid or an escrow of funds has been established and such escrow (including all escrow payments required to be made prior to the delinquency of such taxes and assessments) is sufficient to cover the payment of such taxes and assessments;

            (xxii) All escrow deposits and payments required pursuant to each Mortgage Loan are in the possession, or under the control, of the Seller or its agent and there are no deficiencies (subject to any applicable grace or cure periods) in connection therewith and all such escrows and deposits are being conveyed by the Seller to the Depositor and identified as such with appropriate detail;

            (xxiii) Each related Mortgaged Property is insured by a fire and extended perils insurance policy, issued by an insurer meeting the requirements of the Pooling and Servicing Agreement, in an amount not less than the lesser of the principal amount of the related Mortgage Loan and the replacement cost (with no deduction for physical depreciation) and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the related Mortgaged Property; each related Mortgaged Property is also covered by business interruption or rental loss insurance which covers a period of not less than 12 months and comprehensive general liability insurance in amounts generally required by prudent commercial mortgage lenders for similar properties; all premiums on such insurance policies required to be paid as of the date hereof have been paid; such insurance policies require prior notice to the insured of termination or cancellation, and no such notice has been received by the Seller; such insurance names the lender under the Mortgage Loan and its successors and assigns as a named or additional insured; each related Mortgage Loan obligates the related borrower to maintain all such insurance and, at such borrower's failure to do so, authorizes the lender to maintain such insurance at the borrower's cost and expense and to seek reimbursement therefor from such borrower;

            (xxiv) There is no monetary default, breach, violation or event of acceleration existing under the related Mortgage Loan. To the Seller's knowledge, there is no (a) non-monetary default, breach, violation or event of acceleration existing under the related Mortgage Loan or (b) event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would and does constitute a default, breach, violation or event of acceleration, which default, breach, violation or event of acceleration, in the case of either (a) or (b), materially and adversely affects the use or value of the Mortgage Loan or the related Mortgaged Property; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation or warranty made by the Seller in any of paragraphs (xiii),
(xxi), (xxv), (xxvii), (xxix), and (xxxi) of this Exhibit A-1;

            (xxv) No Mortgage Loan has been more than 30 days delinquent in making required payments since origination and as of the Cut-off Date no Mortgage Loan is 30 or more days delinquent in making required payments;

            (xxvi) (a) Each related Mortgage contains provisions so as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure or, subject to applicable state law requirements, appointment of a receiver, and (b) there is no exemption available to the borrower which would interfere with such right to foreclose, except, in the case of either (a) or
(b), as the enforcement of the Mortgage may be limited by bankruptcy, insolvency, reorganization, moratorium, redemption or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). To the Seller's knowledge, no borrower is a debtor in a state or federal bankruptcy or insolvency proceeding;

            (xxvii) At origination, each borrower represented and warranted in all material respects that to its knowledge, except as set forth in certain environmental reports and, except as commonly used in the operation and maintenance of properties of similar kind and nature to the Mortgaged Property, in accordance with prudent management practices and applicable law, and in a manner that does not result in any contamination of the Mortgaged Property, it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials or other environmental laws; the related borrower or an affiliate thereof agreed to indemnify, defend and hold the mortgagee and its successors and assigns harmless from and against losses, liabilities, damages, injuries, penalties, fines, expenses, and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by, or asserted against, any such party resulting from a breach of the foregoing representations, warranties or covenants given by the borrower in connection with such Mortgage Loan. A Phase I environmental report and with respect to certain Mortgage Loans, a Phase II environmental report, was conducted by a reputable environmental consulting firm in connection with such Mortgage Loan, which report did not indicate any material non-compliance with applicable environmental laws or material existence of hazardous materials or, if any material non-compliance or material existence of hazardous materials was indicated in any such report, then at least one of the following statements is true: (A) funds reasonably estimated to be sufficient to cover the cost to cure any material non-compliance with applicable environmental laws or material existence of hazardous materials have been escrowed by the related borrower and held by the related mortgagee; (B) an operations or maintenance plan has been required to be obtained by the related borrower; (C) the environmental condition identified in the related environmental report was remediated or abated in all material respects prior to the date hereof; (D) a no further action or closure letter was obtained from the applicable governmental regulatory authority (or the environmental issue affecting the related Mortgaged Property was otherwise listed by such governmental authority as "closed"); (E) such conditions or circumstances identified in the Phase I environmental report were investigated further and based upon such additional investigation, an environmental consultant recommended no further investigation or remediation; (F) a party with financial resources reasonably estimated to be adequate to cure the condition or circumstance provided a guaranty or indemnity to the related borrower to cover the costs of any required investigation, testing, monitoring or remediation; (G) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than two percent (2%) of the outstanding principal balance of the related Mortgage Loan; or (H) a lender's environmental insurance policy was obtained and is a part of the related mortgage file. Notwithstanding the preceding sentence, with respect to certain Mortgage Loans with an original principal balance of less than $3,000,000, no environmental report may have been obtained, but (in such cases where a Phase I environmental report was not obtained) a lender's secured creditor impairment environmental insurance policy was obtained with respect to each such Mortgage Loan and is a part of the related mortgage file. Each of such environmental insurance policies is in full force and effect, the premiums for such policies have been paid in full and the Trustee is named as an insured under each of such policies. To the best of the Seller's knowledge, in reliance on such environmental reports and except as set forth in such environmental reports, each Mortgaged Property is in material compliance with all applicable federal, state and local environmental laws, and to the best of the Seller's knowledge, no notice of violation of such laws has been issued by any governmental agency or authority, except, in all cases, as indicated in such environmental reports or other documents previously provided to the Rating Agencies; and the Seller has not taken any action which would cause the Mortgaged Property to not be in compliance with all federal, state and local environmental laws pertaining to environmental hazards;

            (xxviii) (1) Each Mortgage Loan contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage (and the Mortgage requires the mortgagor to pay all fees and expenses associated with obtaining such consent), the related Mortgaged Property is directly or indirectly transferred or sold, and (2) except with respect to transfers of certain interests in the related Borrower to persons already holding interests in the Borrower, their family members, affiliated companies and other estate planning related transfers that satisfy certain criteria specified in the related Mortgage (which criteria is consistent with the practices of prudent commercial mortgage lenders), each Mortgage Loan with a Stated Principal Balance of over $20,000,000 also contains the provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage, (and the Mortgage requires the mortgagor to pay all fees and expenses associated with obtaining such consent) a majority interest in the related Borrower is directly or indirectly transferred or sold;

(xxix) All improvements included in the related appraisal are within the boundaries of the related Mortgaged Property, except for encroachments onto adjoining parcels for which the Seller has obtained title insurance against losses arising therefrom or that do not materially and adversely affect the use or value of such Mortgaged Property. No improvements on adjoining parcels encroach onto the related Mortgaged Property except for encroachments that do not materially and adversely affect the value of such Mortgaged Property, the security provided by the Mortgage or the related borrower's operations at the Mortgaged Property;

            (xxx) The information pertaining to the Mortgage Loans which is set forth in the mortgage loan schedule attached as an exhibit to this Mortgage Loan Purchase Agreement is complete and accurate in all material respects as of the dates of the information set forth therein (or, if not set forth therein, as of the Cut-Off Date);

            (xxxi) With respect to any Mortgage Loan where all or a material portion of the estate of the related borrower therein is a leasehold estate, and the related Mortgage does not also encumber the related lessor's fee interest in such Mortgaged Property, based upon the terms of the ground lease and any estoppel received from the ground lessor, the Seller represents and warrants that:

                  (A) The ground lease or a memorandum regarding such ground lease has been duly recorded. The ground lease permits the interest of the lessee to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would adversely affect the security provided by the related Mortgage. To the Seller's best knowledge, there has been no material change in the terms of the ground lease since its recordation, except by any written instruments which are included in the related mortgage file;

                  (B) The lessor under such ground lease has agreed in a writing included in the related mortgage file that the ground lease may not be amended, modified, canceled or terminated without the prior written consent of the lender and that any such action without such consent is not binding on the lender, its successors or assigns;

                  (C) The ground lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the lender) that extends not less than 20 years beyond the stated maturity of the related Mortgage Loan;

                  (D) Based on the title insurance policy (or binding commitment therefor) obtained by the Seller, the ground lease is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject to Permitted Encumbrances and liens that encumber the ground lessor's fee interest;

                  (E) The ground lease is assignable to the lender under the ground lease and its assigns without the consent of the lessor thereunder;

                  (F) As of the Closing Date, the ground lease is in full force and effect, the Seller has no actual knowledge that any default beyond applicable notice and grace periods has occurred, and there is no existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of the ground lease;

                  (G) The ground lease or ancillary which is part of the
            Mortgage File, agreement between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the lender;

                  (H) A lender is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease through legal proceedings, or to take other action so long as the lender is proceeding diligently) to cure any default under the ground lease which is curable after the receipt of notice of any default before the lessor may terminate the ground lease. All rights of the lender under the ground lease and the related Mortgage (insofar as it relates to the ground lease) may be exercised by or on behalf of the lender;

                  (I) The ground lease does not impose any restrictions on
            subletting that would be viewed as commercially unreasonable by an institutional investor. The lessor is not permitted to disturb the possession, interest or quiet enjoyment of any subtenant of the lessee in the relevant portion of the Mortgaged Property subject to the ground lease for any reason, or in any manner, which would adversely affect the security provided by the related Mortgage;

                  (J) Under the terms of the ground lease and the related
            Mortgage, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the lender or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest, except that in the case of condemnation awards, the ground lessor may be entitled to a portion of such award;

                  (K) Under the terms of the ground lease and the related
            Mortgage, any related insurance proceeds, or condemnation award in respect of a total or substantially total loss or taking of the related Mortgaged Property will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except as provided by applicable law or in cases where a different allocation would not be viewed as commercially unreasonable by any institutional investor, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage
            Loan). Until the principal balance and accrued interest are paid in full, neither the lessee nor the lessor under the ground lease will have an option to terminate or modify the ground lease without the prior written consent of the lender as a result of any casualty or partial condemnation, except to provide for an abatement of the rent; and

                  (L) Provided that the lender cures any defaults which are
            susceptible to being cured, the lessor has agreed to enter into a new lease upon termination of the ground lease for any reason, including rejection of the ground lease in a bankruptcy proceeding;

            (xxxii) With respect to any Mortgage Loan where all or a material portion of the estate of the related borrower therein is a leasehold estate, but the related Mortgage also encumbers the related lessor's fee interest in such Mortgaged Property: (a) such lien on the related fee interest is evidenced by the related Mortgage, (b) such Mortgage does not by its terms provide that it will be subordinated to the lien of any other mortgage or encumbrance upon such fee interest, (c) upon the occurrence of a default under the terms of such Mortgage by the related borrower, any right of the related lessor to receive notice of, and to cure, such default granted to such lessor under any agreement binding upon the Seller would not be considered commercially unreasonable in any material respect by prudent commercial mortgage lenders, (d) the related lessor has agreed in a writing included in the related mortgage file that the related ground lease may not be amended or modified without the prior written consent of the lender and that any such action without such consent is not binding on the lender, its successors or assigns, and (e) the related ground lease is in full force and effect, and the Seller has no actual knowledge that any default beyond applicable notice and grace periods has occurred or that there is any existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of such ground lease;

            (xxxiii) With respect to Mortgage Loans that are cross-collateralized or cross-defaulted, all other loans that are cross-collateralized by or cross-defaulted with such Mortgage Loans are being transferred to the Depositor;

            (xxxiv) Neither Seller nor any affiliate thereof has any obligation to make any capital contribution to any borrower under a Mortgage Loan, other than contributions made on or prior to the date hereof;

            (xxxv) (1) The Mortgage Loan is directly secured by a Mortgage on a commercial property or multifamily residential property, and (2) the fair market value of such real property, as evidenced by an appraisal satisfying the requirements of FIRREA conducted within 12 months of the origination of the Mortgage Loan, was at least equal to 80% of the principal amount of the Mortgage Loan (a) at origination (or if the Mortgage Loan has been modified in a manner that constituted a deemed exchange under Section 1001 of the Code at a time when the Mortgage Loan was not in default or default with respect thereto was not reasonably foreseeable, the date of the last such modification) or (b) at the date hereof; provided that the fair market value of the real property must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in (a) and (b) shall be made on an aggregated basis);

            (xxxvi) There are no subordinate mortgages encumbering the related Mortgaged Property, nor are there any preferred equity interests held by the Seller or any mezzanine debt related to such Mortgaged Property, except as set forth in the Prospectus Supplement, this Exhibit A or in the Exception Report to this Mortgage Loan Purchase Agreement;

            (xxxvii) The Mortgage Loan Documents executed in connection with each Mortgage Loan having an original principal balance in excess of $5,000,000 require that the related borrower be a single-purpose entity (for this purpose, "single-purpose entity" shall mean an entity, other than an individual, having organizational documents which provide substantially to the effect that it is formed or organized solely for the purpose of owning and operating one or more Mortgaged Properties, is prohibited from engaging in any business unrelated to such property and the related Mortgage Loan, does not have any assets other than those related to its interest in the related Mortgaged Property or its financing, or any indebtedness other than as permitted under the related Mortgage Loan);

            (xxxviii) Each Mortgage Loan prohibits the related borrower from mortgaging or otherwise encumbering the Mortgaged Property without the prior written consent of the mortgagee or the satisfaction of debt service coverage or similar criteria specified therein and, except in connection with trade debt and equipment financings in the ordinary course of borrower's business, from carrying any additional indebtedness, except, in each case, liens contested in accordance with the terms of the Mortgage Loans or, with respect to each Mortgage Loan having an original principal balance of less than $4,000,000, any unsecured debt;

            (xxxix) Each borrower covenants in the Mortgage Loan documents that it shall remain in material compliance with all material licenses, permits and other legal requirements necessary and required to conduct its business;

            (xl) Each Mortgaged Property (a) is located on or adjacent to a dedicated road, or has access to an irrevocable easement permitting ingress and egress, (b) is served by public utilities and services generally available in the surrounding community or otherwise appropriate for the use in which the Mortgaged Property is currently being utilized, and (c) constitutes one or more separate tax parcels or is covered by an endorsement with respect to the matters described in (a), (b) or (c) under the related title insurance policy (or the binding commitment therefor);

            (xli) Based solely on a flood zone certification or a survey of the related Mortgaged Property, if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency or the Secretary of Housing and Urban Development as having special flood hazards categorized as Zone "A" or Zone "V" and flood insurance is available, the terms of the Mortgage Loan require the borrower to maintain flood insurance, or at such borrower's failure to do so, authorizes the Lender to maintain such insurance at the cost and expense of the borrower;

            (xlii) To the knowledge of the Seller, with respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with applicable law or may be substituted in accordance with applicable law by the related mortgagee, and except in connection with a trustee's sale after a default by the related borrower, no fees are payable to such trustee;

            (xliii) RESERVED.

            (xliv) Except as disclosed in the Exception Report to this Mortgage Loan Purchase Agreement, to the knowledge of the Seller as of the date hereof, there was no pending action, suit or proceeding, arbitration or governmental investigation against any borrower or Mortgaged Property, an adverse outcome of which would materially and adversely affect such borrower's ability to perform under the related Mortgage Loan;

            (xlv) No advance of funds has been made by the Seller to the related borrower (other than mezzanine debt and the acquisition of preferred equity interests by the preferred equity interest holder, as disclosed in the Prospectus Supplement), and no funds have, to the Seller's knowledge, been received from any person other than, or on behalf of, the related borrower, for, or on account of, payments due on the Mortgage Loan;

            (xlvi) To the extent required under applicable law, as of the Cut-off Date or as of the date that such entity held the Note, each holder of the Note was authorized to transact and do business in the jurisdiction in which each related Mortgaged Property is located, or the failure to be so authorized did not materially and adversely affect the enforceability of such Mortgage Loan;

            (xlvii) All collateral for the Mortgage Loans is being transferred as part of the Mortgage Loans;

            (xlviii) Except as disclosed in the Exception Report to this Mortgage Loan Purchase Agreement or the Prospectus Supplement with respect to the Crossed Loans and Multiple Property Loans, no Mortgage Loan requires the lender to release any portion of the Mortgaged Property from the lien of the related Mortgage except upon (a) payment in full or defeasance of the related Mortgage Loan, (b) the satisfaction of certain legal and underwriting requirements that would be customary for prudent commercial mortgage lenders,
(c) releases of unimproved out-parcels or (d) releases of portions of the Mortgaged Property which will not have a material adverse effect on the use or value of the collateral for the related Mortgage Loan;

            (xlix) Except as provided in paragraphs (xxxi) (J) and (K) above, any insurance proceeds in respect of a casualty loss or taking will be applied either to (a) the repair or restoration of all or part of the related Mortgaged Property, with, in the case of all casualty losses or takings in excess of a specified amount or percentage that a prudent commercial lender would deem satisfactory and acceptable, the lender (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses (except in any case where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender) or (b) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

            (l) Each Form UCC-1 financing statement, if any, filed with respect to personal property constituting a part of the related Mortgaged Property and each Form UCC-2 or UCC-3 assignment, if any, of such financing statement to the Seller was, and each Form UCC-3 assignment, if any, of such financing statement in blank which the Trustee or its designee is authorized to complete (but for the insertion of the name of the assignee and any related filing information which is not yet available to the Seller) is, in suitable form for filing in the filing office in which such financing statement was filed;

            (li) To the Seller's knowledge, (a) each commercial lease covering more than 10% (20% in the case of any Mortgage Loan having an original principal balance less than $2,500,000) of the net leaseable area of the related Mortgaged Property is in full force and effect and (b) there exists no default under any such commercial lease either by the lessee thereunder or by the related borrower that could give rise to the termination of such lease;

            (lii) Based upon an opinion of counsel and/or other due diligence considered reasonable by prudent commercial mortgage lenders, the improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property. With respect to properties with a Stated Principal Balance of over $10,000,000, if the related Mortgaged Property does not so comply, to the extent the Seller is aware of such non-compliance, it has required the related Borrower to obtain law and ordinance insurance coverage in amounts customarily required by prudent commercial mortgage lenders;

            (liii) Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulation (as defined herein) Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage or any substantially similar successor provision) and all Prepayment Premiums and Yield Maintenance Charges constitute "customary prepayment penalties" within the meaning of Treasury Regulation Section 1.860G-1(b)(2);

            (liv) With respect to any Mortgage Loan that pursuant to the Mortgage Loan Documents can be defeased, (i) the Mortgage Loan cannot be defeased within two years after the Closing Date, (ii) the borrower can pledge only United States government securities in an amount sufficient to make all scheduled payments under the Mortgage Loan when due, (iii) the borrower is required to provide independent certified public accountant's certification that the collateral is sufficient to make such payments, (iv) the loan may be required to be assumed by a single-purpose entity designated by the holder of the Mortgage Loan, (v) the borrower is required to provide an opinion of counsel that the trustee has a perfected security interest in such collateral prior to any other claim or interest, (vi) pay all Rating Agency fees associated with defeasance (if rating confirmation is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant's fees and opinions of counsel, (vii) with respect to any Significant Loan (as defined in the Pooling and Servicing Agreement), the borrower is required to provide an opinion of counsel that such defeasance will not cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC for federal or applicable state tax purposes and (viii) with respect to any Significant Loan (as defined in the Pooling and Servicing Agreement), the borrower must obtain Rating Agency confirmation from each Rating Agency that the defeasance would not result in such Rating Agency's withdrawal, downgrade or qualification of the then current rating of any class of Certificate rated by such Rating Agency;

            (lv) The Mortgage Loan Documents for each Mortgage Loan provide that the related borrower thereunder shall be liable to the Seller for any losses incurred by the Seller due to (i) the misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (ii) any willful act of material waste, (iii) any breach of the environmental covenants contained in the related Mortgage Loan Documents, and (iv) fraud by the related Borrower; provided that, with respect to clause (iii) of this sentence, an indemnification against losses related to such violations or environmental insurance shall satisfy such requirement;

            (lvi) If such Mortgage Loan is an ARD Loan, it commenced amortizing on its initial scheduled Due Date and provides that: (i) its Mortgage Rate will increase by no more than two percentage points in connection with the passage of its Anticipated Repayment Date and so long as the Mortgage Loan is an asset of the Trust Fund; (ii) its Anticipated Repayment Date is not less than seven years following the origination of such Mortgage Loan; (iii) no later than the related Anticipated Repayment Date, if it has not previously done so, the related borrower is required to enter into a "lockbox agreement" whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the Master Servicer; and (iv) any cash flow from the related Mortgaged Property that is applied to amortize such Mortgage Loan following its Anticipated Repayment Date shall, to the extent such net cash flow is in excess of the Monthly Payment payable therefrom, be net of budgeted and discretionary (servicer approved) capital expenditures;

            (lvii) Except as disclosed in the Prospectus Supplement, no Mortgage Loan, and no group of Mortgage Loans made to the same borrower and to borrowers that are affiliates, accounted for more than 5.0% of the aggregate of the Stated Principal Balances of all of the Mortgage Loans, all the mortgage loans sold to the Depositor by KeyBank National Association ("KeyBank") pursuant to that certain Mortgage Loan Purchase Agreement dated as of March 1, 2002 between the Depositor and KeyBank and all the mortgage loans sold to the Depositor by PNC Bank, National Association ("PNC Bank") pursuant to that certain Mortgage Loan Purchase Agreement dated as of March 1, 2002 between the Depositor and PNC Bank, as of the Cut-Off Date; and

            (lviii) The Seller has delivered to the Trustee or a custodian appointed thereby, with respect to each Mortgage Loan, in accordance with
Section 3 of the Mortgage Loan Purchase Agreement, a complete Mortgage File.

                                    EXHIBIT B

                             AFFIDAVIT OF LOST NOTE

STATE OF NEW YORK       )
                        )  ss.:
COUNTY OF NEW YORK      )

                        , being duly sworn, deposes and says:

            1. that he is an authorized signatory of Column Financial, Inc. ("Column");

            2. that Column is the owner and holder of a mortgage loan in the original principal amount of $____________________ secured by a mortgage (the "Mortgage") on the premises known as ____ ____________________
____________________ located in ____________________;

            3. (a) that Column , after having conducted a diligent investigation of its records and files, has been unable to locate the following original note and believes that said original note has been lost, misfiled, misplaced or destroyed due to a clerical error:

            a note in the original sum of $____________________ made by ____________________, to Column Financial, Inc., under date of
            ____________________ (the "Note");

            4. that the Note is now owned and held by Column;

            5. that the Note has not been paid off, satisfied, assigned, transferred, encumbered, endorsed, pledged, hypothecated, or otherwise disposed of and that the original Note has been either lost, misfiled, misplaced or destroyed;

            6. that no other person, firm, corporation or other entity has any right, title, interest or claim in the Note except Column; and

            7. upon assignment of the Note by Column to Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor") and subsequent assignment by the Depositor to the trustee for the benefit of the holders of the Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2002-CKP1 (the "Trustee") (which assignment may, at the discretion of the Depositor, be made directly by Column to the Trustee) Column covenants and agrees (a) promptly to deliver to the Trustee the original Note if it is subsequently found, and (b) to indemnify and hold harmless the Trustee and its successors and assigns from and against any and all costs, expenses and monetary losses arising as a result of Column's failure to deliver said original Note to the Trustee.

                                        COLUMN FINANCIAL, INC.

                                        By: ___________________________________
                                            Name:
                                            Title:

Sworn to before me this
day of March [  ], 2002

                                    EXHIBIT C

                                     FORM OF
                          ASSIGNMENT OF MORTGAGE(S) AND
                 ASSIGNMENT OF ASSIGNMENT OF LESSOR'S INTERESTS
                          IN LEASES, RENTS AND PROFITS

            KNOW ALL MEN BY THESE PRESENTS:

            THAT, as of ________________________, 2002, Column Financial, Inc.,
a Delaware corporation, whose address is 3414 Peachtree Road, N.E., Suite 1140, Atlanta, Georgia 30326 ("ASSIGNOR") in consideration of ten and 00/100 ($10.00) dollars and other good and valuable consideration, paid by Wells Fargo Bank Minnesota, N.A., as trustee for Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2002-CKP1, whose address is 45 Broadway, New York, New York 10001 ("ASSIGNEE"), receipt of which is acknowledged by ASSIGNOR, hereby sells, assigns, transfers, sets over and conveys unto the ASSIGNEE certain mortgage(s) and assignments of leases, rents and profits and other collateral documents as follows:

                See Schedule "A" attached hereto and incorporated
                            herein by this reference.

            TOGETHER with the note(s), debt(s) and claim(s) secured by said mortgage(s) and the covenants contained in said mortgage(s), together with all amendments, supplements and modifications thereto and all liens, financing statements, guaranties and security interests securing the payment of such notes, including, without limitation, any other documents recorded in the real property records of the jurisdiction in which the real property covered by the mortgage(s) is located with respect to such notes, and any other documents, agreements, instruments or property relating to such loan(s) and all right, title, interest, claims, demands, causes of action and judgments securing or relating to such loan(s); TO HAVE AND TO HOLD the same unto the ASSIGNEE and to the successors, legal representatives and assigns of the ASSIGNEE forever.

            THIS ASSIGNMENT is made without recourse or representation or warranty of any kind or nature, express or implied except as expressly set forth in that certain Mortgage Loan Purchase Agreement, dated as of March [ ], 2002 between ASSIGNOR and Credit Suisse First Boston Mortgage Securities Corp.

            IN WITNESS WHEREOF, the ASSIGNOR has duly executed this Assignment the __ day of ________ 2002.

IN PRESENCE OF:___

[corporate seal]

                                        By: ___________________________________
                                            Name:
                                            Title:

STATE OF                )
                        )  ss.:
COUNTY OF               )

            On this __________ day of ____________, 2002, before me the undersigned, a NOTARY PUBLIC OF ________________________, personally appeared , as ________ of Column Financial, Inc., a Delaware corporation, who, I am satisfied, was the maker of the foregoing instrument and who then stated and acknowledged to me that, as such officer and maker (1) he was authorized to execute the foregoing instrument on behalf of said company and (2) he executed said instrument as the act and deed of said company.

            IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal at my office in ______________________________________ the day and year last above written.

                                        Signature______________________________

                                        Print Name_____________________________

                                        Residing at ___________________________
                                                    ___________________________
                                                    ___________________________

                                        A NOTARY PUBLIC OF_____________________

[AFFIX SEAL]                       My Commission expires on____________________

                             ASSIGNMENT OF MORTGAGE
                                       AND
                 ASSIGNMENT OF ASSIGNMENT OF LESSOR'S INTERESTS
                          IN LEASES, RENTS AND PROFITS

                             COLUMN FINANCIAL, INC.
                                       TO
                  WELLS FARGO BANK MINNESOTA, N.A.., AS TRUSTEE

                              RECORD AND RETURN TO: